                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-Q

             QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
                          MANAGEMENT INVESTMENT COMPANY

                  Investment Company Act file number 811-07255

                       Oppenheimer International Bond Fund
               (Exact name of registrant as specified in charter)

             6803 South Tucson Way, Centennial, Colorado 80112-3924
               (Address of principal executive offices) (Zip code)

                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
            Two World Financial Center, New York, New York 10281-1008
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200

                      Date of fiscal year end: September 30

                      Date of reporting period: 06/30/2009

ITEM 1. SCHEDULE OF INVESTMENTS.

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 30, 2009 / Unaudited

                                                                             Principal
                                                                              Amount                 Value
                                                                         ----------------       --------------
ASSET-BACKED SECURITIES--0.0%
Taganka Car Loan Finance plc, Automobile Asset-Backed Certificates,
Series 2006-1A, Cl. C, 3.621%, 11/14/13(1, 2)
(Cost $250,847)                                                          $        250,847       $      200,678
U.S. GOVERNMENT OBLIGATIONS--1.6%
U.S. Treasury Nts., 0.875%, 5/31/11(3) (Cost $158,441,344)                    159,700,000          159,194,230
FOREIGN GOVERNMENT OBLIGATIONS--66.0%
ARGENTINA--0.3%
Argentina (Republic of) Bonds:
1.683%, 8/3/12(2)                                                               8,213,500            5,980,125
Series GDP, 1.626%, 12/15/35(2)                                                15,020,000              623,330
Series V, 7%, 3/28/11                                                          19,088,000           13,299,034
Series VII, 7%, 9/12/13                                                         4,720,000            2,708,886
Argentina (Republic of) Sr. Unsec. Nts., 7%, 10/3/15                           16,550,000            8,150,875
                                                                                                --------------
                                                                                                    30,762,250
                                                                                                --------------
AUSTRALIA--0.3%
New South Wales Treasury Corp. Bonds:
Series 12, 6%, 5/1/12                                                          15,445,000 AUD       12,756,873
Series 14, 5.50%, 8/1/14                                                       22,500,000 AUD       17,912,248
                                                                                                --------------
                                                                                                    30,669,121
                                                                                                --------------
BELGIUM--0.4%
Belgium (Kingdom of) Bonds, Series 44, 5%, 3/28/35                             28,270,000 EUR       42,018,128
BRAZIL--6.8%
Banco Nacional de Desenvolvimento Economico e Social Nts., 6.369%,
6/16/18(4)                                                                     14,400,000           14,220,000
Brazil (Federal Republic of) Bonds:
6%, 1/17/17                                                                    26,495,000           27,329,593
8%, 1/15/18                                                                    29,400,000           33,075,000
8.75%, 2/4/25                                                                   2,135,000            2,636,725
8.875%, 10/14/19                                                               24,260,000           29,839,800
10.50%, 7/14/14                                                                17,650,000           22,062,500
Brazil (Federal Republic of) Nota Do Tesouro Nacional Nts.:
10%, 1/10/10                                                                   36,149,000 BRR       19,323,143
10%, 1/1/12                                                                   243,328,000 BRR      126,520,377
10%, 1/1/14                                                                    59,480,000 BRR       27,999,329
10%, 1/1/17                                                                   589,410,000 BRR      278,413,896
10.812%, 5/15/45                                                               15,030,000 BRR       13,281,422
Brazil (Federal Republic of) Nts., 7.875%, 3/7/15                              29,000,000           32,944,000
Brazil (Federal Republic of) Sr. Nts., 5.875%, 1/15/19                         42,610,000           43,206,540
                                                                                                --------------
                                                                                                   670,852,325
                                                                                                --------------
BULGARIA--0.0%
Bulgaria (Republic of) Bonds:
8.25%, 1/15/15                                                                  1,500,000            1,575,000
8.25%, 1/15/15(4)                                                               1,440,000            1,512,000
                                                                                                --------------
                                                                                                     3,087,000
                                                                                                --------------
CANADA--1.1%
Ontario (Province of) Bonds, 4.20%, 3/8/18                                     59,255,000 CAD       51,467,768


                     1 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 30, 2009 / Unaudited

                                                                             Principal
                                                                              Amount                 Value
                                                                         ----------------       --------------
Quebec (Province of) Nts., 4.50%, 12/1/18                                      58,725,000 CAD   $   51,399,206
                                                                                                --------------
                                                                                                   102,866,974
                                                                                                --------------
COLOMBIA--0.8%
Bogota Distrio Capital Sr. Bonds, 9.75%, 7/26/28(4)                        16,413,000,000 COP        6,559,152
Colombia (Republic of) Bonds:
7.375%, 9/18/37(5, 6)                                                           3,390,000            3,474,750
12%, 10/22/15                                                              43,307,000,000 COP       23,102,588
Colombia (Republic of) Nts., 11.75%, 3/1/10                                 7,228,000,000 COP        3,458,753
Colombia (Republic of) Sr. Nts., 7.375%, 3/18/19                               20,150,000           21,610,875
Colombia (Republic of) Unsec. Nts., 7.375%, 1/27/17                            15,520,000           16,784,880
Colombia (Republic of) Unsec. Unsub. Bonds, 9.85%, 6/28/27                  6,656,000,000 COP        3,143,299
EEB International Ltd. Sr. Unsec. Bonds, 8.75%, 10/31/14(4)                     4,070,000            4,222,625
                                                                                                --------------
                                                                                                    82,356,922
                                                                                                --------------
DENMARK--0.4%
Denmark (Kingdom of) Bonds, 5%, 11/15/13                                      190,850,000 DKK       39,206,320
EGYPT--0.2%
Egypt (The Arab Republic of) Unsec. Unsub. Bonds, 8.75%, 7/15/12(4)           108,205,000 EGP       18,956,185
FRANCE--5.0%
France (Government of) Obligations Assimilables du Tresor Bonds, 4%,
10/25/38                                                                       61,065,000 EUR       80,748,810
France (Government of) Treasury Nts.:
1.5%, 9/12/11                                                                 140,115,000 EUR      196,292,303
3.75%, 1/12/13                                                                148,940,000 EUR      219,628,153
                                                                                                --------------
                                                                                                   496,669,266
                                                                                                --------------
GERMANY--7.0%
Bundesschatzanweisungen Bonds, 1.25%, 3/11/11                                  93,575,000 EUR      131,351,297
Germany (Federal Republic of) Bonds:
3.50%, 7/4/19                                                                 208,905,000 EUR      296,170,746
Series 03, 3.75%, 7/4/13                                                      113,082,000 EUR      167,299,745
Series 08, 4.75%, 7/4/40                                                       63,940,000 EUR       97,780,669
                                                                                                --------------
                                                                                                   692,602,457
                                                                                                --------------
GREECE--5.0%
Greece (Republic of) Bonds:
4.30%, 3/20/12                                                                 67,375,000 EUR       98,381,035
4.60%, 5/20/13                                                                269,511,000 EUR      396,836,355
                                                                                                --------------
                                                                                                   495,217,390
                                                                                                --------------
HUNGARY--0.6%
Hungary (Republic of) Bonds:
Series 10/C, 6.75%, 4/12/10                                                 1,080,000,000 HUF        5,453,750
Series 11/C, 6.75%, 4/22/11                                                 1,471,000,000 HUF        7,256,493
Series 12/C, 6%, 10/24/12                                                   5,790,000,000 HUF       27,008,818
Series 12/B, 7.25%, 6/12/12                                                 2,479,000,000 HUF       12,098,486
Series 14/C, 5.50%, 2/12/14                                                 1,837,800,000 HUF        8,054,215
                                                                                                --------------
                                                                                                    59,871,762
                                                                                                --------------


                     2 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 30, 2009 / Unaudited

                                                                             Principal
                                                                              Amount                 Value
                                                                         ----------------       --------------
INDONESIA--1.0%
Indonesia (Republic of) Nts.:
6.75%, 3/10/14(4)                                                        $      1,950,000       $    1,959,750
6.875%, 1/17/18(4)                                                             28,177,000           27,120,363
7.25%, 4/20/15(4)                                                               6,637,000            6,719,963
Indonesia (Republic of) Sr. Unsec. Nts.:
7.75%, 1/17/38(4)                                                              16,240,000           14,940,800
10.375%, 5/4/14(4)                                                             13,080,000           14,976,600
11.625%, 3/4/19(4)                                                              8,030,000           10,208,138
Indonesia (Republic of) Unsec. Nts., 8.50%, 10/12/35(4)                        23,355,000           23,968,069
                                                                                                --------------
                                                                                                    99,893,683
                                                                                                --------------
ISRAEL--0.6%
Israel (State of) Bonds:
5.50%, 2/28/17                                                                107,280,000 ILS       28,749,948
Series 2682, 7.50%, 3/31/14                                                   107,990,000 ILS       32,245,869
                                                                                                --------------
                                                                                                    60,995,817
                                                                                                --------------
ITALY--2.4%
Buoni Poliennali Del Tesoro Bonds, 3.75%, 12/15/13                            162,844,000 EUR      234,523,870
JAPAN--14.1%
Japan (Government of) Bonds:
2 yr., Series 269, 0.90%, 6/15/10                                          25,091,000,000 JPY      262,218,987
5 yr., Series 72, 1.50%, 6/20/13                                           36,182,000,000 JPY      389,098,753
10 yr., Series 279, 2%, 3/20/16                                             9,488,000,000 JPY      105,439,075
10 yr., Series 282, 1.70%, 9/20/16                                         26,552,000,000 JPY      289,322,124
20 yr., Series 61, 1%, 3/20/23                                             15,792,000,000 JPY      149,594,099
20 yr., Series 73, 2%, 12/20/24                                            11,841,000,000 JPY      125,734,495
20 yr., Series 75, 2.10%, 3/20/25                                           6,585,000,000 JPY       70,692,284
                                                                                                --------------
                                                                                                 1,392,099,817
                                                                                                --------------
KOREA, REPUBLIC OF SOUTH--0.1%
Export-Import Bank of Korea (The), 8.125% Sr. Nts., 1/21/14                    12,570,000           13,776,821
MEXICO--2.7%
United Mexican States Bonds:
5.625%, 1/15/17                                                                20,720,000           21,051,520
Series A, 6.375%, 1/16/13                                                      11,115,000           12,059,775
Series M 10, 7.75%, 12/14/17(2)                                               982,900,000 MXN       73,114,489
Series MI10, 8%, 12/19/13                                                   1,059,150,000 MXN       82,997,063
Series M20, 10%, 12/5/24(2)                                                   709,800,000 MXN       61,105,569
United Mexican States Sr. Unsec. Bonds, 6.05%, 1/11/40                          7,469,000            6,822,932
United Mexican States Sr. Unsec. Nts., 5.875%, 2/17/14                          6,140,004            6,462,352
                                                                                                --------------
                                                                                                   263,613,700
                                                                                                --------------
NORWAY--0.2%
Norway (Kingdom of) Bonds, 6.50%, 5/15/13                                     100,220,000 NOK       17,562,639
PANAMA--0.8%
Panama (Republic of) Bonds:
6.70%, 1/26/36                                                                  8,025,000            7,824,375
7.25%, 3/15/15                                                                 27,080,000           29,652,600
8.875%, 9/30/27                                                                 8,215,000           10,032,569


                     3 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 30, 2009 / Unaudited

                                                                             Principal
                                                                              Amount                 Value
                                                                         ----------------       --------------
9.375%, 4/1/29                                                           $     11,570,000       $   14,578,200
Panama (Republic of) Unsec. Bonds, 7.125%, 1/29/26                             11,655,000           12,121,200
                                                                                                --------------
                                                                                                    74,208,944
                                                                                                --------------
PERU--1.6%
Peru (Republic of) Bonds:
7.84%, 8/12/20(7)                                                              86,585,000 PEN       32,826,702
9.91%, 5/5/15                                                                 135,047,000 PEN       56,124,797
Series 7, 8.60%, 8/12/17                                                      123,865,000 PEN       49,270,378
Series 8-1, 12.25%, 8/10/11                                                    15,215,000 PEN        5,951,588
Peru (Republic of) Sr. Nts., 4.533%, 2/28/16(8)                                 1,426,420            1,059,687
Peru (Republic of) Sr. Unsec. Nts., 7.125%, 3/30/19                            10,989,000           11,785,703
                                                                                                --------------
                                                                                                   157,018,855
                                                                                                --------------
PHILIPPINES--0.5%
Philippines (Republic of the) Bonds, 8%, 1/15/16                                2,910,000            3,222,825
Philippines (Republic of the) Unsec. Bonds:
7.75%, 1/14/31                                                                 18,700,000           19,541,500
9%, 2/15/13                                                                    14,390,000           16,152,775
Power Sector Assets & Liabilities Management Corp., 7.25% Gtd. Sr.
Unsec. Nts., 5/27/19(4)                                                         7,500,000            7,593,750
                                                                                                --------------
                                                                                                    46,510,850
                                                                                                --------------
POLAND--1.4%
Poland (Republic of) Bonds:
Series WS0922, 5.75%, 9/23/22                                                  10,000,000 PLZ        2,989,884
Series 0413, 5.25%, 4/25/13                                                   133,180,000 PLZ       41,438,488
Series 0511, 4.25%, 5/24/11                                                   309,220,000 PLZ       95,781,022
                                                                                                --------------
                                                                                                   140,209,394
                                                                                                --------------
PORTUGAL--0.5%
Portugal (Republic of) Obrigacoes Do Tesouro Bonds, 5%, 6/15/12                32,105,000 EUR       48,503,623
SOUTH AFRICA--0.1%
South Africa (Republic of) Nts., 6.875%, 5/27/19                                7,520,000            7,764,400
SPAIN--0.5%
Spain (Government of) Bonos Y Oblig Del Estado, 4.25% 1/31/14                  32,510,000 EUR       48,312,351
SWEDEN--0.4%
Sweden (Kingdom of) Bonds, Series 1049, 4.50%, 8/12/15                        289,575,000 SEK       40,666,207
THE NETHERLANDS--0.7%
Netherlands (Kingdom of the) Bonds, 5%, 7/15/11                                44,015,000 EUR       66,013,547
TURKEY--5.6%
Turkey (Republic of) Bonds:
6.75%, 4/3/18                                                                  22,775,000           22,675,473
7%, 9/26/16                                                                    13,755,000           14,133,263
7%, 3/11/19                                                                    11,380,000           11,465,350
12.366%, 2/2/11(8)                                                            146,650,000 TRY       79,261,241
14%, 1/19/11(2)                                                                66,670,000 TRY       44,589,457
14.559%, 11/3/10(8)                                                            50,700,000 TRY       28,326,486
15.848%, 10/7/09(8)                                                            79,390,000 TRY       50,262,815


                     4 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 30, 2009 / Unaudited

                                                                             Principal
                                                                              Amount                 Value
                                                                         ----------------       --------------
15.891%, 6/23/10(8)                                                            32,100,000 TRY   $   18,818,750
16%, 3/7/12(2)                                                                151,060,000 TRY      105,540,038
18.127%, 1/13/10(8)                                                           109,600,000 TRY       67,526,560
Series CPI, 11.957%, 2/15/12(2)                                                24,375,000 TRY       19,581,958
Series CPI, 12.463%, 8/14/13(2)                                                23,725,000 TRY       17,927,629
Turkey (Republic of) Nts.:
7.25%, 3/15/15                                                                  4,930,000            5,151,850
7.50%, 7/14/17                                                                 44,090,000           46,294,500
Turkey (Republic of) Sr. Unsec. Nts., 7.50%, 11/7/19                           16,230,000           16,879,200
                                                                                                --------------
                                                                                                   548,434,570
                                                                                                --------------
UKRAINE--0.0%
Ukraine (Republic of) Unsec. Unsub. Nts., 6.875%, 3/4/11                          180,000              153,450
UNITED KINGDOM--3.8%
United Kingdom Treasury Bills, 0.454%, 11/23/09(8)                             70,705,000 GBP      116,093,699
United Kingdom Treasury Bonds:
4.50%, 3/7/19                                                                  62,495,000 GBP      109,684,724
4.75%, 12/7/38                                                                 85,640,000 GBP      149,408,922
                                                                                                --------------
                                                                                                   375,187,345
                                                                                                --------------
URUGUAY--0.5%
Uruguay (Oriental Republic of) Bonds:
4.82%, 4/5/27                                                                 248,600,000 UYU        8,566,352
7.625%, 3/21/36                                                                 9,935,000            9,612,113
Uruguay (Oriental Republic of) Unsec. Bonds:
5%, 9/14/18                                                                   403,060,000 UYU       19,251,389
8%, 11/18/22                                                                   10,950,000           11,497,500
                                                                                                --------------
                                                                                                    48,927,354
                                                                                                --------------
VENEZUELA--0.6%
Venezuela (Republic of) Bonds, 9%, 5/7/23                                      43,330,000           26,734,610
Venezuela (Republic of) Nts.:
8.50%, 10/8/14                                                                 13,290,000            9,502,350
10.75%, 9/19/13                                                                 5,650,000            4,689,500
Venezuela (Republic of) Unsec. Bonds, 7.65%, 4/21/25                           22,115,000           11,958,686
Venezuela (Republic of) Unsec. Nts., 6%, 12/9/20                                7,200,000            3,611,880
                                                                                                --------------
                                                                                                    56,497,026
                                                                                                --------------
Total Foreign Government Obligations (Cost $6,323,836,340)                                       6,506,010,363
                                                                                                --------------
LOAN PARTICIPATIONS--2.4%
Bayerische Hypo-und Vereinsbank AG for the City of Kiev, Ukraine,
8.625% Nts., 7/15/11(4)                                                        18,560,000           11,646,400
Credit Suisse First Boston International, Export-Import Bank of
Ukraine, 8.40% Sec. Nts., 2/9/16                                               18,240,000           11,719,200
Dali Capital plc/Bank of Moscow, 7.25% Sec. Nts., Series 28, Tranche
1, 11/25/09                                                                    72,600,000 RUR        2,253,538
Dali Capital SA (ROSBANK), 8% Sec. Nts., Series 23, Tranche 1, 9/30/09         71,200,000 RUR        2,215,791
Gaz Capital SA:
7.288% Sr. Sec. Nts., 8/16/37(4)                                               25,440,000           19,111,800
7.51% Sr. Sec. Nts., 7/31/13(4)                                                21,880,000           21,305,650


                     5 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 30, 2009 / Unaudited

                                                                             Principal
                                                                              Amount                 Value
                                                                         ----------------       --------------
8.625% Sr. Sec. Nts., 4/28/34(4)                                         $     18,050,000       $   17,598,750
Kuznetski Capital SA/Bank of Moscow, 7.375% Nts., 11/26/10(4)                   2,780,000            2,807,800
RSHB Capital SA/OJSC Russian Agricultural Bank:
7.175% Nts., 5/16/13(4)                                                         3,820,000            3,648,100
7.75% Nts., 5/29/18(4)                                                          7,225,000            6,538,625
Steel Capital SA for OAO Severstal, 9.75% Sec. Nts., 7/29/13(4)                19,450,000           16,046,250
TransCapitalInvest Ltd., 8.70% Sec. Nts., 8/7/18(4)                             9,900,000            9,543,353
TransCapitalInvest Ltd. for OJSC AK Transneft, 5.67% Sec. Bonds,
3/5/14(4)                                                                       9,250,000            7,962,844
VIP Finance Ireland Ltd., 9.125% Bonds, 4/30/18(4)                             29,400,000           25,063,500
VTB Capital SA:
6.25% Sr. Nts., 6/30/35(4)                                                      2,950,000            2,433,750
6.315% Sub. Unsec. Nts., 2/4/15                                                57,895,000           53,480,506
6.875% Sr. Sec. Nts., 5/29/18(4)                                               25,908,000           23,446,740
                                                                                                --------------
Total Loan Participations (Cost $269,116,604)                                                      236,822,597
                                                                                                --------------
CORPORATE BONDS AND NOTES--10.3%
CONSUMER STAPLES--0.1%
BEVERAGES--0.1%
AmBev International Finance Co. Ltd., 9.50% Sr. Unsec. Unsub. Nts.,
7/24/17(2, 4)                                                                  24,030,000 BRR       11,282,266
FOOD PRODUCTS--0.0%
MHP SA, 10.25% Sr. Sec. Sub. Bonds, 11/30/11(4)                                 2,745,000            1,825,425
ENERGY--1.2%
OIL, GAS & CONSUMABLE FUELS--1.2%
Empresa Nacional Del Petroleo, 6.25% Sr. Unsec. Nts., 7/8/19(4, 9)              5,100,000            5,063,280
Gaz Capital SA, 8.146% Sr. Sec. Nts., 4/11/18(4)                               19,320,000           17,605,350
Kazmunaigaz Finance Sub BV, 9.125% Nts., 7/2/18(4)                             23,060,000           20,696,350
Pemex Project Funding Master Trust, 6.625% Sr. Unsec. Unsub. Nts.,
6/15/38(4)                                                                     24,060,000           20,932,200
Petrobras International Finance Co.:
5.785% Sr. Unsec. Nts., 3/1/18                                                  6,090,000            6,015,586
7.875% Sr. Unsec. Nts., 3/15/19                                                12,470,000           13,654,650
Petroleos Mexicanos, 8% Nts., 5/3/19                                           12,580,000           13,712,200
Petroleum Export Ltd. Cayman SPV, 5.265% Sr. Nts., Cl. A3, 6/15/11(4)           7,073,690            6,817,820
Tengizchevroil LLP, 6.124% Nts., 11/15/14(4)                                    4,589,709            4,153,687
TGI International Ltd., 9.50% Nts., 10/3/17(4)                                  8,770,000            8,857,700
                                                                                                --------------
                                                                                                   117,508,823
                                                                                                --------------
FINANCIALS--6.7%
COMMERCIAL BANKS--3.4%
Banco BMG SA, 9.15% Nts., 1/15/16(4)                                            9,770,000            9,501,325
Banco de Credito del Peru, 6.95% Sub. Nts., 11/7/21(2, 4)                       2,750,000            2,688,125
Bank of Scotland plc:
4.375% Sr. Sec. Nts., 7/13/16                                                 128,368,000 EUR      170,753,949
4.50% Sr. Sec. Nts., 7/13/21                                                   70,172,000 EUR       85,506,221
Corparacion Adina de Fomento, 8.125% Nts., 6/4/19                               7,530,000            8,004,104


                     6 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 30, 2009 / Unaudited

                                                                             Principal
                                                                              Amount                 Value
                                                                         ----------------       --------------
Hana Bank, 6.50% Sr. Unsec. Nts., 4/9/12(4)                              $      8,990,000       $    9,303,769
HSBK Europe BV:
7.25% Unsec. Unsub. Nts., 5/3/17(4)                                             3,275,000            1,899,500
9.25% Sr. Nts., 10/16/13(4)                                                    38,790,000           29,480,400
ICICI Bank Ltd., 6.375% Bonds, 4/30/22(2, 4)                                   12,195,000            9,536,563
Inter-American Development Bank:
6.26% Nts., 12/8/09(2)                                                         11,200,000 BRR        5,681,449
11.377% Nts., 1/25/12(2)                                                    7,243,714,479 COP        3,304,482
Ongko International Finance Co. BV, 10.50% Sec. Nts.,
3/29/10(1, 10, 11)                                                                550,000                   --
Salisbury International Investments Ltd., 5.257% Sec. Nts., Series
2006-003, Tranche E, 7/20/11(1, 2)                                              2,400,000            1,456,320
                                                                                                --------------
                                                                                                   337,116,207
                                                                                                --------------
CONSUMER FINANCE--0.0%
JSC Astana Finance, 9.16% Nts., 3/14/12(1)                                     14,000,000            1,824,200
DIVERSIFIED FINANCIAL SERVICES--0.6%
Autopistas del Nordeste Cayman Ltd., 9.39% Nts., 1/15/26(4)                     9,862,126            5,621,412
BA Covered Bond Issuer, 4.25% Sec. Nts., 4/5/17                                21,742,000 EUR       26,767,643
Banco Invex SA, 27.399% Mtg.-Backed Certificates, Series 062U,
3/13/34(2, 12)                                                                 27,603,725 MXN        6,566,451
Cloverie plc, 4.859% Sec. Nts., Series 2005-93, 12/20/10(1, 2)                  3,600,000            2,948,040
International Bank for Reconstruction & Development (The), 15% Nts.,
1/7/10                                                                          3,000,000 TRY        1,992,913
JPMorgan Hipotecaria su Casita:
6.47% Sec. Nts., 8/26/35(1)                                                    34,101,099 MXN        2,087,236
25.628% Mtg.-Backed Certificates, Series 06U, 9/25/35(2)                       15,513,068 MXN        3,016,791
Korea Development Bank, 8% Sr. Nts., 1/23/14                                   10,000,000           10,857,520
Tiers-BSP, 0%/8.60% Collateralized Trust, Cl. A, 6/15/97(13)                    6,065,000            1,971,131
                                                                                                --------------
                                                                                                    61,829,137
                                                                                                --------------
THRIFTS & MORTGAGE FINANCE--2.7%
Banco Hipotecario SA, 9.75% Sr. Unsec. Nts., 4/27/16(4)                         2,650,000            1,616,500
WM Covered Bond Program:
3.875% Sec. Nts., Series1, 9/27/11                                             85,515,000 EUR      117,374,235
4% Sec. Mtg. Nts., Series 2, 9/27/16                                          117,020,000 EUR      141,705,125
                                                                                                --------------
                                                                                                   260,695,860
                                                                                                --------------
INDUSTRIALS--0.3%
CONSTRUCTION & ENGINEERING--0.2%
IIRSA Norte Finance Ltd., 8.75% Sr. Nts., 5/30/24(4)                           10,219,520            9,555,251
Odebrecht Finance Ltd., 9.625% Sr. Unsec. Nts., 4/9/14(4)                      10,040,000           10,981,752
                                                                                                --------------
                                                                                                    20,537,003
                                                                                                --------------
ROAD & RAIL--0.1%
Panama Canal Railway Co., 7% Sr. Sec. Nts., 11/1/26(4)                          9,186,610            6,476,560
MATERIALS--0.8%
CHEMICALS--0.2%
Braskem Finance Ltd., 7.25% Sr. Unsec. Nts., 6/5/18(4)                         15,030,000           14,053,050
CONSTRUCTION MATERIALS--0.0%
C10 Capital SPV Ltd., 6.722% Unsec. Perpetual Debs.(4, 14)                      4,000,000            2,050,584


                     7 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 30, 2009 / Unaudited

                                                                             Principal
                                                                              Amount                 Value
                                                                         ----------------       --------------
METALS & MINING--0.6%
Alrosa Finance SA:
8.875% Nts., 11/17/14                                                    $      7,010,000       $    6,185,982
8.875% Nts., 11/17/14(4)                                                       10,540,000            9,064,400
Vedanta Resources plc, 9.50% Sr. Unsec. Nts., 7/18/18(4)                       51,325,000           42,856,375
                                                                                                --------------
                                                                                                    58,106,757
                                                                                                --------------
TELECOMMUNICATION SERVICES--0.3%
DIVERSIFIED TELECOMMUNICATION SERVICES--0.2%
Telefonica del Peru SA, 8% Sr. Unsec. Bonds, 4/11/16(1)                        26,033,700 PEN        8,774,651
Telmar Norte Leste SA, 9.50% Sr. Unsec. Nts., 4/23/19(4)                        8,525,000            9,324,219
                                                                                                --------------
                                                                                                    18,098,870
                                                                                                --------------
WIRELESS TELECOMMUNICATION SERVICES--0.1%
America Movil SAB de CV, 8.46% Sr. Unsec. Unsub. Bonds, 12/18/36              140,800,000 MXN        7,655,748
UTILITIES--0.9%
ELECTRIC UTILITIES--0.6%
Eletropaulo Metropolitana SA, 19.125% Nts., 6/28/10(1)                         13,295,000 BRR        7,225,912
ISA Capital do Brasil SA, 8.80% Sr. Nts., 1/30/17(4)                            2,190,000            2,255,700
Israel Electric Corp. Ltd., 7.25% Nts., 1/15/19(4)                             28,270,000           27,967,709
Majapahit Holding BV:
7.25% Nts., 10/17/11(4)                                                         2,860,000            2,817,100
7.75% Nts., 10/17/16(4)                                                         6,450,000            5,708,250
National Power Corp., 5.875% Unsec. Unsub. Bonds, 12/19/16                    665,100,000 PHP       12,403,683
                                                                                                --------------
                                                                                                    58,378,354
                                                                                                --------------
ENERGY TRADERS--0.3%
AES Panama SA, 6.35% Sr. Nts., 12/21/16(4)                                      1,240,000            1,179,786
Electric Power Development Co. Ltd., 1.80% Gtd. Unsec., 6/28/10             3,043,000,000 JPY       31,850,182
                                                                                                --------------
                                                                                                    33,029,968
                                                                                                --------------
Total Corporate Bonds and Notes (Cost $1,105,851,679)                                            1,010,468,812

                                                                              Shares
                                                                         ----------------
COMMON STOCKS--0.0%
MHP SA, GDR(4, 11) (Cost $8,495)                                                  169,861            1,443,819

                                                                             Principal
                                                                              Amount
                                                                         ----------------
STRUCTURED SECURITIES--5.5%
Citibank NA, New York, Dominican Republic Credit Linked Nts., 12%,
2/22/11(1)                                                                     96,170,000 DOP        2,455,252
Citigroup Global Markets Holdings, Inc.:
Colombia (Republic of) Credit Linked Bonds, 11.25%, 10/25/18               11,920,000,000 COP        6,332,306
Colombia (Republic of) Credit Linked Nts., 12.975%, 2/26/15(1, 12)         10,435,000,000 COP        9,707,380
Colombia (Republic of) Credit Linked Nts., Series 01, 12.975%,
2/26/15(1, 12)                                                              3,833,000,000 COP        3,565,730
Colombia (Republic of) Credit Linked Nts., Series 02, 12.975%
12/26/15(1, 12)                                                             4,568,000,000 COP        4,249,479


                     8 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 30, 2009 / Unaudited

                                                                             Principal
                                                                              Amount                 Value
                                                                         ----------------       --------------
Colombia (Republic of) Credit Linked Nts., Series II, 15%, 4/27/12          6,942,469,928 COP   $    3,840,554
Colombia (Republic of) Total Return Linked Nts., 11%, 5/19/11              21,780,000,000 COP       10,995,136
Colombia (Republic of) Unsec. Credit Linked Nts., 15%, 4/27/12(1)          31,110,000,000 COP       17,209,961
Colombia (Republic of) Unsec. Credit Linked Nts., 15%, 4/27/12             12,430,000,000 COP        6,876,240
Colombia (Republic of) Unsec. Credit Linked Nts., 15%, 4/27/12             11,705,100,000 COP        6,475,227
Dominican Republic Unsec. Credit Linked Nts., 15%, 3/12/12                    289,700,000 DOP        7,444,590
Ghana (Republic of) Credit Linked Nts., 13.50%, 4/2/10                         15,350,000 GHS        8,847,676
Ukraine Hryvnia Unsec. Credit Linked Nts., 11.94%, 1/2/10                      13,799,000 UAH        1,705,499
Coriolanus Ltd., Peru (Republic of) Credit Linked Bonds, 3.346%,
4/30/25(1, 8)                                                                   5,199,767            2,839,288
Credit Suisse First Boston International:
Boryspil Airport Total Return Linked Nts., 10%, 4/19/10(2)                     49,215,000 UAH        2,407,073
Indonesia (Republic of) Total Return Linked Nts., 12%, 9/16/11            116,800,000,000 IDR       12,229,381
Lukoil Credit Linked Nts., Series Fbi 105, 7.25%, 11/19/09(1, 2)              321,528,000 RUR       10,057,743
Moitk Total Return Linked Nts., 21%, 3/26/11(1, 2)                            220,242,600 RUR        2,826,431
Moscow (City of) Credit Linked Nts., Series Fbi 101, 10%, 12/31/10(4)         277,800,000 RUR        8,692,050
Oreniz Total Return Linked Nts., 9.24%, 2/21/12(1, 2)                          64,940,000 RUR        1,041,740
Ukraine (Republic of) Credit Linked Nts., Series EMG 13, 11.94%,
12/30/09                                                                       30,400,000 UAH        3,059,217
Vietnam Shipping Industry Group Total Return Linked Nts., 10.50%,
1/19/17(1)                                                                 85,958,000,000 VND        2,865,267
Credit Suisse First Boston, Inc. (Nassau Branch):
Russian Oreniz Total Return Linked Nts., Series 009, 9.24%,
2/21/12(1, 2)                                                                  75,000,000 RUR        1,203,118
Russian Specialized Construction and Installation Administration
Credit Linked Nts., 5/20/10(1, 10, 11)                                         64,600,000 RUR          207,257
Ukraine (Republic of) Credit Linked Nts., Series EMG 11, 11.94%,
12/30/09                                                                        9,163,000 UAH          922,092
Ukraine (Republic of) Credit Linked Nts., Series NPC 12, 11.94%,
12/30/09(1)                                                                    65,490,000 UAH        6,590,398
Credit Suisse Group AG, Russian Moscoblgaz Finance Total Return
Linked Nts., 9.25%, 6/24/12(1)                                                 64,500,000 RUR        1,138,150
Deutsche Bank AG:
Arrendadora Capita Corp. SA de CV/Capita Corp. (The) de Mexico SA de
CV Credit Linked Nts., 9.09%, 1/5/11                                           54,784,652 MXN        3,894,096
Arrendadora Capita Corp. SA de CV/Capita Corp. (The) de Mexico SA de
CV Credit Linked Nts., 9.65%, 1/5/11                                           36,256,440 MXN        2,577,110
Coriolanus Ltd. Sec. Credit Linked Nts., 10.62%, 9/10/10(1)                    16,500,000            3,357,750
Coriolanus Ltd. Sec. Credit Linked Nts., Series 112, 8.33%,
12/7/09(2, 4)                                                                   7,890,000            7,485,795
Coriolanus Ltd. Sec. Credit Linked Nts., Series 113, 9%, 4/26/11(1, 2)          8,755,000            8,333,885
European Investment Bank, Russian Federation Credit Linked Nts.,
5.502%, 1/19/10(1, 8)                                                           8,475,000            7,982,772
Grupo TMM SA Credit Linked Nts., 6%, 9/7/12                                     4,152,170            1,621,007


                     9 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 30, 2009 / Unaudited

                                                                             Principal
                                                                              Amount                 Value
                                                                         ----------------       --------------
Indonesia (Republic of) Credit Linked Nts., 9.50%, 6/22/15               $     10,300,162       $    8,941,972
Indonesia (Republic of) Credit Linked Nts., Series 02, 12.80%, 6/22/21    140,400,000,000 IDR       14,836,735
Indonesia (Republic of) Credit Linked Nts., Series III, 14.25%,
6/22/13                                                                        12,412,800           13,105,385
Opic Reforma I Credit Linked Nts., Cl. 1A, 7.204%, 9/24/14(1, 2)               27,100,000 MXN        2,057,980
Opic Reforma I Credit Linked Nts., Cl. 1B, 7.204%, 9/24/14(1, 2)                5,420,000 MXN          411,596
Opic Reforma I Credit Linked Nts., Cl. 1C, 7.204%, 9/24/14(1, 2)                9,033,333 MXN          685,993
Opic Reforma I Credit Linked Nts., Cl. 2A, 8.704%, 5/22/15(1, 2)                2,585,931 MXN          196,376
Opic Reforma I Credit Linked Nts., Cl. 2B, 8.704%, 5/22/15(1, 2)                4,524,148 MXN          343,565
Opic Reforma I Credit Linked Nts., Cl. 2C, 8.704%, 5/22/15(1, 2)               68,213,181 MXN        5,180,125
Opic Reforma I Credit Linked Nts., Cl. 2D, 8.704%, 5/22/15(1, 2)                4,971,283 MXN          377,520
Opic Reforma I Credit Linked Nts., Cl. 2E, 8.704%, 5/22/15(1, 2)                3,611,731 MXN          274,276
Opic Reforma I Credit Linked Nts., Cl. 2F, 8.704%, 5/22/15(1, 2)                2,306,631 MXN          175,166
Opic Reforma I Credit Linked Nts., Cl. 2G, 8.704%, 5/22/15(1, 2)                  424,788 MXN           32,258
Ukraine (Republic of) 5 yr. Credit Linked Nts., 4.05%, 8/27/10                  2,505,000            1,396,362
Ukraine (Republic of) 5.5 yr. Credit Linked Nts., 4.05%, 3/1/11                 2,505,000            1,199,920
Ukraine (Republic of) 6 yr. Credit Linked Nts., 4.05%, 8/29/11                  2,505,000            1,069,460
Ukraine (Republic of) 6.5 yr. Credit Linked Nts., 4.05%, 2/29/12                2,505,000            1,047,341
Ukraine (Republic of) 7 yr. Credit Linked Nts., 4.05%, 8/30/12                  2,505,000            1,036,820
United Mexican States Credit Linked Nts., 9.52%, 1/5/11                        36,162,267 MXN        2,570,416
Deutsche Bank AG, Singapore, Vietnam Shipping Industry Group Total
Return Linked Nts., 9%, 4/20/17                                           216,800,000,000 VND        7,206,527
Dresdner Bank AG, Lukoil Credit Linked Nts., Series 3, 7.04%,
12/12/11(2, 4)                                                                213,030,000 RUR        5,844,823
Eirles Two Ltd. Sec. Nts., Series 335, 3.291%, 4/30/12(1, 2)                   11,200,000            7,101,920
Goldman Sachs & Co., Turkey (Republic of) Credit Linked Nts.,
14.802%, 3/29/17(4, 8)                                                        129,050,000 TRY       25,908,664
Goldman Sachs Capital Markets LP, Colombia (Republic of) Credit
Linked Nts., 10.476%, 2/8/37(1, 8)                                        376,977,600,000 COP        4,167,150
Hallertau SPC Credit Linked Nts., Series 2008-2A, 7.083%,
9/17/13(1, 2)                                                                  25,340,000           25,583,264
Hallertau SPC Philippines (Republic of) Credit Linked Nts., Series
2007-01, 3.211%, 12/20/17(1, 2)                                                45,030,000           34,132,740
Hallertau SPC Segregated Portfolio, Brazil (Federal Republic of)
Credit Linked Nts., Series 2008-01, 9.888%, 8/2/10(1, 8, 10)                   63,164,246 BRR        3,223,488
ING Bank NV, Ukraine (Republic of) Credit Linked Nts., Series 725,
11.89%, 12/30/09(1)                                                            64,285,000 UAH        7,693,549
JPMorgan Chase Bank NA:
Brazil (Federal Republic of) Credit Linked Nts., 10.703%, 5/16/45(1)           11,130,000 BRR        9,796,765
Colombia (Republic of) Credit Linked Bonds, 10.19%, 1/5/16(1, 8)           69,010,000,000 COP       16,924,188
Colombia (Republic of) Credit Linked Bonds, 10.218%, 10/31/16(1, 8)        90,697,000,000 COP       20,326,450
Colombia (Republic of) Credit Linked Bonds, Series A, 10.218%,
10/31/16(1, 8)                                                             90,312,000,000 COP       20,240,166
Peru (Republic of) Credit Linked Nts., 8.115%, 9/2/15(4, 8)                    40,860,000 PEN        8,763,801
Swaziland (Kingdom of) Credit Linked Nts., 7.25%, 6/20/10(1)                    3,850,000            3,999,765


                    10 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 30, 2009 / Unaudited

                                                                             Principal
                                                                              Amount                 Value
                                                                         ----------------       --------------
JPMorgan Chase Bank NA London Branch, Indonesia (Republic of) Credit
Linked Nts., 12.80%, 6/17/21(4)                                           120,620,000,000 IDR   $   12,746,488
Merrill Lynch, Colombia (Republic of) Credit Linked Nts., 10%,
11/17/16(1)                                                                13,289,000,000 COP        4,434,832
Morgan Stanley:
Peru (Republic of) Credit Linked Nts., 6.25%, 3/23/17(4)                       26,120,000 PEN        5,698,904
Russian Federation Total Return Linked Bonds, Series 007, Cl. VR, 5%,
8/22/34                                                                       422,078,290 RUR        6,437,859
Morgan Stanley & Co. International Ltd./Red Arrow International
Leasing plc Total Return Linked Nts., Series A, 8.375%, 7/9/12                133,694,220 RUR        3,799,388
Morgan Stanley Capital Services, Inc.:
Brazil (Federal Republic of) Credit Linked Nts., 12.551%, 1/5/22(4, 8)        173,500,000 BRR        5,391,383
Ukraine (Republic of) Credit Linked Nts., 3.476%, 10/15/17(1, 2)               17,600,000            7,040,000
Ukraine (Republic of) Credit Linked Nts., Series 2, 4.346%,
10/15/17(1, 2)                                                                 12,250,000            4,900,000
United Mexican States Credit Linked Nts., 5.64%, 11/20/15(1)                   11,760,000            8,376,648
VimpelCom Total Return Linked Nts., 9.05%, 7/26/13(2)                         692,500,000 RUR       21,647,551
WTI Trading Ltd. Total Return Linked Nts., Series A, 15%, 3/8/12               14,344,852           11,001,067
WTI Trading Ltd. Total Return Linked Nts., Series C, 15%, 3/8/12               19,175,847           14,746,220
UBS AG, Ghana (Republic of) Credit Linked Nts., 14.47%, 12/28/11(1)             7,369,232 GHS        3,153,667
                                                                                                --------------
Total Structured Securities (Cost $747,690,569)                                                    546,263,183

                                                         Expiration   Strike
                                                            Date       Price       Contracts
                                                         ----------   ------      -----------
OPTIONS PURCHASED--0.2%
Euro Call(11)                                             12/3/09     $1.401      200,000,000        8,790,000
Euro Call(11)                                             12/3/09      1.411      200,000,000        9,280,120
Hungarian Forint Put(11)                                  8/18/09        270 EUR   49,120,000          598,599
                                                                                                --------------
Total Options Purchased (Cost $25,482,889)                                                          18,668,719

                                                                              Shares
                                                                         ----------------
INVESTMENT COMPANIES--11.9%
JPMorgan U.S. Treasury Plus Money Market Fund, Agency Shares,
0.00%(15, 16)                                                                   8,938,995            8,938,995
Oppenheimer Institutional Money Market Fund, Cl. E,
0.48%(15, 17)                                                               1,164,372,448        1,164,372,448
                                                                                                --------------
Total Investment Companies (Cost $1,173,311,443)                                                 1,173,311,443


                    11 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 30, 2009 / Unaudited

                                                                                                     Value
                                                                                                --------------
TOTAL INVESTMENTS, AT VALUE (COST $9,803,990,210)                                    97.9%      $9,652,383,844
Other Assets Net of Liabilities                                                       2.1          204,374,197
                                                                         ----------------       --------------
Net Assets                                                                          100.0%      $9,856,758,041
                                                                         ================       ==============

Footnotes to Statement of Investments

Principal amount and strike price are reported in U.S. Dollars, except for those denoted in the following currencies:

AUD Australian Dollar
BRR Brazilian Real
CAD Canadian Dollar
COP Colombian Peso
DKK Danish Krone
DOP Dominican Republic Peso
EGP Egyptian Pounds
EUR Euro
GBP British Pound Sterling
GHS Ghana Cedi
HUF Hungarian Forint
IDR Indonesia Rupiah
ILS Israeli Shekel
JPY Japanese Yen
MXN Mexican Nuevo Peso
NOK Norwegian Krone
PEN Peruvian New Sol
PHP Philippines Peso
PLZ Polish Zloty
RUR Russian Ruble
SEK Swedish Krona
TRY New Turkish Lira
UAH Ukraine Hryvnia
UYU Uruguay Peso
VND Vietnam Dong


                    12 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 30, 2009 / Unaudited

(1.) Illiquid or restricted security. The aggregate value of illiquid or restricted securities as of June 30, 2009 was $300,978,085, which represents 3.05% of the Fund's net assets, of which $9,734,855 is considered restricted. See accompanying Notes. Information concerning restricted securities is as follows:

                                                                               ACQUISITION                               UNREALIZED
                                SECURITY                                           DATE          COST         VALUE     DEPRECIATION
----------------------------------------------------------------------------   -----------   -----------   ----------   ------------
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 1A, 7.204%, 9/24/14     12/27/07    $ 2,490,580   $2,057,980    $  432,600
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 1B, 7.204%, 9/24/14      6/12/08        522,536      411,596       110,940
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 1C, 7.204%, 9/24/14      8/12/08        888,889      685,993       202,896
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2A, 8.704%, 5/22/15      5/21/08        249,324      196,376        52,948
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2B, 8.704%, 5/22/15      6/12/08        436,168      343,565        92,603
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2C, 8.704%, 5/22/15      6/18/08      6,617,724    5,180,125     1,437,599
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2D, 8.704%, 5/22/15       7/8/08        481,935      377,520       104,415
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2E, 8.704%, 5/22/15      7/15/08        350,722      274,276        76,446
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2F, 8.704%, 5/22/15       8/8/08        227,066      175,166        51,900
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2G, 8.704%, 5/22/15      8/22/08         41,897       32,258         9,639
                                                                                             -----------   ----------    ----------
                                                                                             $12,306,841   $9,734,855    $2,571,986
                                                                                             ===========   ==========    ==========

(2.) Represents the current interest rate for a variable or increasing rate security.

(3.) All or a portion of the security is held in collateralized accounts to cover initial margin requirements on open futures contracts. The aggregate market value of such securities is $59,809,980. See accompanying Notes.

(4.) Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $713,259,092 or 7.24% of the Fund's net assets as of June 30, 2009.

(5.) A sufficient amount of liquid assets has been designated to cover outstanding written call options. See accompanying Notes.

(6.) A sufficient amount of liquid assets has been designated to cover outstanding written put options. See accompanying Notes.

(7.) A sufficient amount of securities has been designated to cover outstanding foreign currency exchange contracts. See accompanying Notes.

(8.)  Zero coupon bond reflects effective yield on the date of purchase.

(9.) When-issued security or delayed delivery to be delivered and settled after June 30, 2009. See accompanying Notes.

(10.) Issue is in default. See accompanying Notes.

(11.) Non-income producing security.

(12.) Denotes an inflation-indexed security: coupon and principal are indexed to a consumer price index.

(13.) Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

(14.) This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

(15.) Rate shown is the 7-day yield as of June 30, 2009.

(16.) Interest rate is less than 0.0005%.


                    13 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 30, 2009 / Unaudited

(17.) Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended June 30, 2009, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                                                         SHARES
                                                     SEPTEMBER 30,      GROSS           GROSS          SHARES
                                                         2008         ADDITIONS      REDUCTIONS    JUNE 30, 2009
                                                     -------------  -------------  --------------  -------------
OFI Liquid Assets Fund, LLC                            369,679,710    295,592,353     665,272,063             --
Oppenheimer Institutional Money Market Fund, Cl. E     264,206,183  6,872,996,640   5,972,830,375  1,164,372,448

                                                                                        VALUE          INCOME
                                                                                   --------------  -------------
OFI Liquid Assets Fund, LLC                                                        $           --  $   1,303,751(a)
Oppenheimer Institutional Money Market Fund, Cl. E                                  1,164,372,448      7,373,240
                                                                                   --------------  -------------
                                                                                   $1,164,372,448  $   8,676,991
                                                                                   ==============  =============

(a.) Net of compensation to the securities lending agent and rebates paid to the borrowing counterparties.

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

     1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

     2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

     3) Level 3-unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset).


                    14 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 30, 2009 / Unaudited

The table below categorizes amounts that are included in the Fund's Statement of Assets and Liabilities as of June 30, 2009 based on valuation input level:

                                           LEVEL 1--           LEVEL 2--           LEVEL 3--
                                      UNADJUSTED QUOTED   OTHER SIGNIFICANT       SIGNIFICANT
                                            PRICES        OBSERVABLE INPUTS   UNOBSERVABLE INPUTS        VALUE
                                      -----------------   -----------------   -------------------   --------------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Asset-Backed Securities                 $           --      $      200,678         $       --       $      200,678
U.S. Government Obligations                         --         159,194,230                 --          159,194,230
Foreign Government Obligations                      --       6,506,010,363                 --        6,506,010,363
Loan Participations                                 --         236,822,597                 --          236,822,597
Corporate Bonds and Notes                           --       1,004,787,363          5,681,449        1,010,468,812
Common Stocks                                1,443,819                  --                 --            1,443,819
Structured Securities                               --         546,263,183                 --          546,263,183
Options Purchased                                   --          18,668,719                 --           18,668,719
Investment Companies                     1,173,311,443                  --                 --        1,173,311,443
                                        --------------      --------------         ----------       --------------
Total Investments, at Value              1,174,755,262       8,471,947,133          5,681,449        9,652,383,844
OTHER FINANCIAL INSTRUMENTS:
Swaps                                               --          84,863,095                 --           84,863,095
Foreign Currency Exchange Contracts                 --          59,305,965                 --           59,305,965
Futures                                      2,975,758                  --                 --            2,975,758
                                        --------------      --------------         ----------       --------------
Total Assets                            $1,177,731,020      $8,616,116,193         $5,681,449       $9,799,528,662
                                        --------------      --------------         ----------       --------------
LIABILITIES TABLE
OTHER FINANCIAL INSTRUMENTS:
Swaps                                   $           --      $  (45,888,410)        $      --        $  (45,888,410)
Options written                                     --            (849,149)               --              (849,149)
Unfunded Loan Commitments                           --          (2,062,512)               --            (2,062,512)
Foreign Currency Exchange Contracts                 --         (39,778,149)               --           (39,778,149)
Futures                                     (5,615,315)                 --                --            (5,615,315)
                                        --------------      --------------         ----------       --------------
Total Liabilities                       $   (5,615,315)     $  (88,578,220)        $      --        $  (94,193,535)
                                        --------------      --------------         ----------       --------------

Currency contracts, forwards and unfunded loan commitments, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

SEE THE ACCOMPANYING NOTES FOR FURTHER DISCUSSION OF THE METHODS USED IN DETERMINING VALUE OF THE FUND'S INVESTMENTS, AND A SUMMARY OF CHANGES TO THE VALUATION TECHNIQUES, IF ANY, DURING THE REPORTING PERIOD.


                    15 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 30, 2009 / Unaudited

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings             Value       Percent
-------------------        --------------   -------
United States               1,636,422,796     17.0
Japan                       1,423,949,999     14.8
Brazil                        799,141,685      8.3
Germany                       692,602,457      7.2
United Kingdom                631,447,515      6.5
Turkey                        574,343,234      6.0
France                        496,669,266      5.1
Greece                        495,217,390      5.1
Mexico                        348,409,042      3.6
Russia                        336,569,719      3.5
Italy                         234,523,870      2.4
Colombia                      226,559,421      2.3
Peru                          195,338,875      2.0
Indonesia                     170,278,994      1.8
Poland                        140,209,394      1.5
Canada                        102,866,974      1.1
Philippines                    95,018,404      1.0
Ukraine                        92,603,312      1.0
Israel                         88,963,526      0.9
Panama                         81,865,290      0.8
The Netherlands                66,013,547      0.7
Hungary                        59,871,762      0.6
Kazakhstan                     58,054,137      0.6
Venezuela                      56,497,026      0.6
India                          52,392,938      0.5
Uruguay                        48,927,354      0.5
Portugal                       48,503,623      0.5
Spain                          48,312,351      0.5
Belgium                        42,018,128      0.4
Sweden                         40,666,207      0.4
Denmark                        39,206,320      0.4
Korea, Republic of South       33,938,110      0.4
Argentina                      32,378,750      0.3
Supranational                   31087,827      0.3
Australia                      30,669,121      0.3
Egypt                          25,774,005      0.3
Norway                         17,562,639      0.2
Dominican Republic             15,521,254      0.2
Ghana                          12,001,343      0.1
Vietnam                        10,071,794      0.1
South Africa                    7,764,400      0.1
Chile                           5,063,280      0.1
Swaziland                       3,999,765      0.0
Bulgaria                        3,087,000      0.0
                           --------------    -----
Total                      $9,652,383,844    100.0%
                           ==============    =====


                    16 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 30, 2009 / Unaudited

FOREIGN CURRENCY EXCHANGE CONTRACTS AS OF JUNE 30, 2009 ARE AS FOLLOWS:

                                                 CONTRACT
                                                  AMOUNT            EXPIRATION                     UNREALIZED     UNREALIZED
COUNTERPARTY/CONTRACT DESCRIPTION   BUY/SELL      (000S)              DATES            VALUE      APPRECIATION   DEPRECIATION
---------------------------------   --------   -----------       ---------------   ------------   ------------   ------------
BANC OF AMERICA:
Hungarian Forint (HUF)              Buy          9,642,000 HUF            7/6/09   $ 49,640,198    $   802,635   $        --
Indonesia Rupiah (IDR)              Buy        313,016,000 IDR   8/19/09-8/26/09     30,286,175        313,223            --
Japanese Yen (JPY)                  Buy         13,801,000 JPY          11/12/09    143,522,050      3,410,375            --
New Taiwan Dollar (TWD)             Sell         1,557,000 TWD            7/6/09     47,523,514        949,448            --
New Zealand Dollar (NZD)            Buy            240,625 NZD           8/10/09    154,866,053      1,954,686       649,350
Philippines Peso (PHP)              Sell           564,000 PHP           7/17/09     11,698,092             --        13,816
Polish Zloty (PLZ)                  Buy            185,070 PLZ           8/10/09     58,141,336      1,231,742            --
                                                                                                   -----------   -----------
                                                                                                     8,662,109       663,166
                                                                                                   -----------   -----------
BANK PARIBAS ASIA - FGN:
Euro (EUR)                          Sell           212,405 EUR   8/3/09-11/12/09    297,923,562        460,985    10,930,579
Hungarian Forint (HUF)              Buy         10,690,000 HUF            8/3/09     54,656,848      1,626,551            --
Japanese Yen (JPY)                  Sell         5,009,640 JPY           8/10/09     52,027,371          1,352     1,076,078
Polish Zloty (PLZ)                  Buy            210,690 PLZ            8/3/09     66,220,873        293,719            --
Polish Zloty (PLZ)                  Sell           104,930 PLZ          11/12/09     32,776,196             --       988,859
Swedish Krona (SEK)                 Sell           226,420 SEK           8/10/09     29,346,232             --     1,035,947
Swiss Franc (CHF)                   Buy              7,327 CHF           8/10/09      6,746,858         25,826            --
                                                                                                   -----------   -----------
                                                                                                     2,408,433    14,031,463
                                                                                                   -----------   -----------
BARCLAY'S CAPITAL:
Euro (EUR)                          Buy            200,000 EUR           12/2/09    280,501,412             --     1,253,589
Euro (EUR)                          Sell           171,183 EUR           8/10/09    240,144,943        145,715     2,035,867
Israeli Shekel (ILS)                Sell           191,000 ILS            7/6/09     48,601,869        598,813            --
Polish Zloty (PLZ)                  Sell           210,160 PLZ          11/12/09     65,646,100             --       931,705
                                                                                                   -----------   -----------
                                                                                                       744,528     4,221,161
                                                                                                   -----------   -----------
CHASE MANHATTAN BANK
Japanese Yen (JPY)                  Sell                44 JPY            7/7/09            457             --             2
                                                                                                   -----------   -----------
CITIGROUP:
British Pound Sterling (GBP)        Buy             15,550 GBP           8/10/09     25,581,927        764,314            --
Chilean Peso (CLP)                  Sell        27,117,000 CLP            8/3/09     50,946,443        179,122            --
Chinese Renminbi (Yuan) (CNY)       Buy            325,400 CNY            9/2/09     47,672,302             --     1,223,265
Peruvian New Sol (PEN)              Sell            37,625 PEN          10/26/09     12,444,252             --       423,485
Singapore Dollar (SGD)              Buy             27,740 SGD           8/11/09     19,144,766         79,474            --
                                                                                                   -----------   -----------
                                                                                                     1,022,910     1,646,750
                                                                                                   -----------   -----------
CREDIT SUISSE:
Japanese Yen (JPY)                  Buy         32,020,000 JPY          11/12/09    332,988,628      7,919,767            --
Japanese Yen (JPY)                  Sell           654,000 JPY           8/10/09      6,792,085             --       131,122
Mexican Nuevo Peso (MXN)            Sell         2,816,460 MXN           8/10/09    212,556,428             --     3,775,109


                    17 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 30, 2009 / Unaudited

New Turkish Lira (TRY)              Buy            115,591 TRY    7/2/09-7/29/09     74,658,191             --       209,448
New Turkish Lira (TRY)              Sell           168,174 TRY           8/10/09    108,025,315         22,465       368,469
Russian Ruble (RUR)                 Buy            469,530 RUR          11/16/09     14,467,106        379,798            --
South African Rand (ZAR)            Buy            527,765 ZAR   7/15/09-8/17/09     67,878,367      3,045,048            --
                                                                                                   -----------   -----------
                                                                                                    11,367,078     4,484,148
                                                                                                   -----------   -----------
DEUTSCHE BANK CAPITAL CORP.:
Australian Dollar (AUD)             Buy              3,312 AUD           7/20/09      2,664,553         66,322            --
British Pound Sterling (GBP)        Buy              6,420 GBP           7/20/09     10,562,048        108,041            --
Canadian Dollar (CAD)               Buy             11,415 CAD           7/20/09      9,814,824             --       163,236
Euro (EUR)                          Buy             41,530 EUR           7/20/09     58,261,825        773,092            --
Euro (EUR)                          Sell           129,570 EUR          11/12/09    181,725,105             --     6,287,325
Japanese Yen (JPY)                  Buy          1,350,000 JPY           7/21/09     14,017,118             --        79,744
Russian Ruble (RUR)                 Sell           386,150 RUR           9/18/09     12,126,086      2,274,436            --
Swiss Franc (CHF)                   Buy              2,630 CHF           7/20/09      2,421,129            758            --
                                                                                                   -----------   -----------
                                                                                                     3,222,649     6,530,305
                                                                                                   -----------   -----------
GOLDMAN, SACHS & CO.:
Brazilian Real (BRR)                Buy            174,426 BRR     8/4/09-1/5/10     87,555,045     16,042,610       697,212
Mexican Nuevo Peso (MXN)            Buy          4,257,000 MXN           8/10/09    321,273,057      4,374,008            --
South African Rand (ZAR)            Buy             98,950 ZAR           7/15/09     12,789,911        545,897            --
South Korean Won (KRW)              Buy         39,231,000 KRW           8/24/09     30,883,271             --       888,659
                                                                                                   -----------   -----------
                                                                                                    20,962,515     1,585,871
                                                                                                   -----------   -----------
HONG KONG & SHANGHAI BANK CORP.:
Hungarian Forint (HUF)              Buy          7,747,000 HUF           7/20/09     39,743,419      1,669,010            --
Israeli Shekel (ILS)                Sell           224,330 ILS           7/31/09     57,089,851             --       410,088
Russian Ruble (RUR)                 Sell            12,890 RUR           9/18/09        404,779             --        42,700
                                                                                                   -----------   -----------
                                                                                                     1,669,010       452,788
                                                                                                   -----------   -----------
JP MORGAN CHASE:
Argentine Peso (ARP)                Buy            169,350 ARP           7/28/09     43,921,195        217,969            --
Australian Dollar (AUD)             Buy            178,530 AUD           8/10/09    143,401,624        517,916            --
Chinese Renminbi (Yuan) (CNY)       Buy            313,230 CNY          12/17/09     46,032,661        965,737       180,770
Hong Kong Dollar (HKD)              Sell           382,500 HKD            8/3/09     49,369,278             --         2,974
Indonesia Rupiah (IDR)              Buy         89,750,000 IDR           8/18/09      8,694,442         14,558            --
Malaysian Ringgit (MYR)             Buy             83,760 MYR            7/8/09     23,822,080             --       114,136
Mexican Nuevo Peso (MXN)            Buy          1,745,080 MXN           8/10/09    131,700,067      2,663,325            --
Russian Ruble (RUR)                 Buy            399,040 RUR           9/18/09     12,530,864        153,693            --
Russian Ruble (RUR)                 Sell           469,530 RUR          11/16/09     14,467,106             --       527,923
South Korean Won (KRW)              Sell        60,680,000 KRW            8/3/09     47,728,825             --       322,575
                                                                                                   -----------   -----------
                                                                                                     4,533,198     1,148,378
                                                                                                   -----------   -----------
MORGAN STANLEY & CO., INC.
South African Rand (ZAR)            Buy            100,850 ZAR           7/15/09     13,035,498        769,626            --
                                                                                                   -----------   -----------


                    18 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 30, 2009 / Unaudited

RBS GREENWICH CAPITAL:

Norwegian Krone (NOK)               Buy          1,015,025 NOK           8/10/09    157,680,534        574,603       148,918
Polish Zloty (PLZ)                  Buy             77,130 PLZ            8/3/09     24,242,327        558,844            --
Swiss Franc (CHF)                   Sell           178,432 CHF           8/10/09    164,303,997          9,376            --
                                                                                                   -----------   -----------
                                                                                                     1,142,823       148,918
                                                                                                   -----------   -----------
SANTANDER INVESTMENTS:
Brazilian Real (BRR)                Buy             89,500 BRR            8/4/09     45,359,579             --       345,661
Colombian Peso (COP)                Sell       147,295,000 COP    7/17/09-8/5/09     68,345,533             --     2,424,862
Mexican Nuevo Peso (MXN)            Sell           903,155 MXN           8/31/09     67,958,154             --       400,427
Peruvian New Sol (PEN)              Sell            54,776 PEN            9/4/09     18,153,384             --     1,694,249
                                                                                                   -----------   -----------
                                                                                                            --     4,865,199
                                                                                                   -----------   -----------
STANDARD NEW YORK SECURITIES,
INC.
South African Rand (ZAR)            Buy            773,570 ZAR    8/3/09-8/17/09     99,447,797      2,117,000            --
                                                                                                   -----------   -----------
STATE STREET
Canadian Dollar (CAD)               Sell            97,250 CAD           8/10/09     83,628,506        684,086            --
                                                                                                   -----------   -----------
Total unrealized appreciation and depreciation                                                     $59,305,965   $39,778,149
                                                                                                   ===========   ===========

FUTURES CONTRACTS AS OF JUNE 30, 2009 ARE AS FOLLOWS:

                                                                                           UNREALIZED
                                                 NUMBER OF   EXPIRATION                   APPRECIATION
CONTRACT DESCRIPTION                  BUY/SELL   CONTRACTS      DATE          VALUE      (DEPRECIATION)
--------------------                  --------   ---------   ----------   ------------   --------------
CAC 40 10 Euro Index                  Sell             741      7/17/09   $ 32,599,301     $1,223,246
DAX Index                             Sell             203      9/18/09     34,312,476        886,071
Euro-Bundesobligation, 5 yr.          Buy            1,929       9/8/09    312,420,984      3,085,196
Euro-Bundesobligation, 10 yr.         Sell             999       9/8/09    169,688,313     (2,077,051)
FTSE 100 Index                        Buy              135      9/18/09      9,368,244       (311,186)
FTSE 100 Index                        Sell             676      9/18/09     46,910,616      1,197,509
IBEX 35 Index                         Buy               79      7/17/09     10,768,949        286,111
Mexican Bolsa Index                   Sell             519      9/18/09      9,686,134        258,630
MSCI Taiwan Index                     Buy              398      7/30/09      9,169,920        (16,740)
NIKKEI 225 Index                      Sell             506      9/10/09     52,157,368       (473,993)
SGX CNX Nifty Index                   Sell           1,073      7/30/09      9,233,165       (133,314)
SPI 200 Index                         Buy              148      9/17/09     11,630,701       (181,715)
Standard & Poor's 500 E-Mini Index    Sell             209      9/18/09      9,566,975        220,725
Standard & Poor's/MIB Index, 10 yr.   Buy               75      9/18/09     10,041,665       (333,210)


                    19 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 30, 2009 / Unaudited

U.S. Treasury Long Bonds              Buy            2,646      9/21/09    313,178,906      8,507,931
U.S. Treasury Nts., 5 yr.             Buy            3,409      9/30/09    391,076,219       (381,048)
U.S. Treasury Nts., 10 yr.            Buy            8,393      9/21/09    975,817,391      8,233,559
U.S. Treasury Nts., 10 yr.            Sell           4,900      9/21/09    569,701,563     (2,726,400)
United Kingdom Long Gilt              Buy            1,720      9/28/09    334,135,531      2,760,733
                                                                                          -----------
                                                                                          $20,025,054
                                                                                          ===========

WRITTEN OPTIONS AS OF JUNE 30, 2009 ARE AS FOLLOWS:

                                 NUMBER OF   EXERCISE       EXPIRATION    PREMIUMS
DESCRIPTION              TYPE    CONTRACTS     PRICE           DATE       RECEIVED      VALUE
-----------              ----   ----------   --------       ----------   ----------   ---------
Hungarian Forint (HUF)   Put    49,120,000    255.000 EUR      8/18/09   $  317,863   $ (72,096)
Polish Zloty (PLN)       Call   24,640,000      4.670 EUR      7/27/09      246,462    (292,432)
Polish Zloty (PLN)       Call   24,640,000      4.687 EUR      7/27/09      255,080     (96,786)
Polish Zloty (PLN)       Put    24,640,000      4.379 EUR      7/27/09      249,047    (213,966)
Polish Zloty (PLN)       Put    24,640,000      4.381 EUR      7/27/09      239,568    (173,869)
                                                                         ----------   ---------
                                                                         $1,308,020   $(849,149)
                                                                         ==========   =========

Exercise price is reported in U.S. Dollars (USD), except for those denoted in the following currency: EUR Euro

CREDIT DEFAULT SWAP CONTRACTS AS OF JUNE 30, 2009 ARE AS FOLLOWS:

                                                          BUY/SELL  NOTIONAL RECEIVE
SWAP                                                       CREDIT    AMOUNT   FIXED  TERMINATION
REFERENCE ENTITY                   COUNTERPARTY          PROTECTION  (000S)    RATE      DATE        VALUE
----------------       --------------------------------- ---------- -------- ------- ----------- -------------
Bolivarian Republic of
Venezuela:
                       Barclays Bank plc                 Sell        $ 5,060  30.50%    1/20/10  $  1,220,487
                       Morgan Stanley Capital Services,
                       Inc.                              Sell          5,060  30.00     1/20/10     1,195,602
                                                                     -------                     ------------
                                                         Total        10,120                        2,416,089
                                                                     -------                     ------------
Cemex SAB de CV:
                       UBS AG                            Buy           2,220   5.30    10/20/13       215,811
                       UBS AG                            Buy           2,220   5.30    10/20/13       215,811
                                                                     -------                     ------------
                                                         Total         4,440                          431,622
                                                                     -------                     ------------


                    20 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 30, 2009 / Unaudited

Development Bank of
Kazakhstan JSC

                       Credit Suisse International       Sell         18,510   3.75     2/20/13    (3,210,319)
                                                                     -------                     ------------
                                                         Total        18,510                       (3,210,319)
                                                                     -------                     ------------
HSBK Europe BV:

                       Credit Suisse International       Sell          3,840   4.95     3/20/13    (1,385,737)
                       Morgan Stanley Capital Services,
                       Inc.                              Sell          7,680   4.88     3/20/13    (2,781,859)
                       Morgan Stanley Capital Services,
                       Inc.                              Sell          7,670   4.78     3/20/13    (2,793,052)
                                                                     -------                     ------------
                                                         Total        19,190                       (6,960,648)
                                                                     -------                     ------------
Islamic Republic of
Pakistan

                       Citibank NA, New York             Sell          3,010   5.10     3/20/13    (1,060,268)
                                                                     -------                     ------------
                                                         Total         3,010                       (1,060,268)
                                                                     -------                     ------------
Istanbul Bond Co. SA
                       Morgan Stanley Capital Services,
                       Inc.                              Sell         17,390   1.30     3/24/13    (2,859,909)
                                                                     -------                     ------------
                                                         Total        17,390                       (2,859,909)
                                                                     -------                     ------------
PEMEX Project Funding
Master

                       Goldman Sachs Bank USA            Buy           3,595   3.45    11/20/13      (161,258)
                                                                     -------                     ------------
                                                         Total         3,595                         (161,258)
                                                                     -------                     ------------
Republic of Turkey:

                       Citibank NA, New York             Buy          12,760   5.25    12/20/13    (1,331,856)
                       Goldman Sachs Bank USA            Buy          25,520   5.29    12/20/13    (2,703,962)
                                                                     -------                     ------------
                                                         Total        38,280                       (4,035,818)
                                                                     -------                     ------------


                    21 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 30, 2009 / Unaudited

Russian Federation:

                       Citibank NA, New York             Sell         19,600   1.11     8/20/13    (1,539,285)
                       JPMorgan Chase Bank NA, NY Branch Sell          9,800   1.10     8/20/13      (773,503)
                                                                     -------                     ------------
                                                         Total        29,400                       (2,312,788)
                                                                     -------                     ------------
Standard Bank London
Holdings plc for NAK
Naftogaz Ukrainy

                       Credit Suisse International       Sell          5,000   3.25     4/20/11    (2,015,521)
                                                                     -------                     ------------
                                                         Total         5,000                       (2,015,521)
                                                                     -------                     ------------
Troy Capital SA for
Yasar Holdings SA:

                       Morgan Stanley Capital Services,
                       Inc.                              Sell          4,800   8.75     6/20/10      (717,597)
                       Morgan Stanley Capital Services,
                       Inc.                              Sell          4,800   8.50    10/20/09      (174,399)
                                                                     -------                     ------------
                                                         Total         9,600                         (891,996)
                                                                     -------                     ------------
Ukraine:

                       Citibank NA, New York             Buy          10,220   6.65    10/20/13     3,290,309
                       Merrill Lynch International       Buy          12,180   4.30     8/20/13     4,423,520
                                                                     -------                     ------------
                                                         Total        22,400                        7,713,829
                                                                     -------                     ------------
United Mexican States

                       Citibank NA, New York             Sell          9,935   3.75     2/20/14       728,782
                                                                     -------                     ------------
                                                         Total         9,935                          728,782
                                                                     -------                     ------------
VTB Capital SA

                       Goldman Sachs Bank USA            Buy          12,290   7.40     5/28/13      (626,727)
                                                                     -------                     ------------
                                                         Total        12,290                         (626,727)
                                                                                                 -------------
                                                                             Grand Total Buys       3,321,648
                                                                             Grand Total Sells    (16,166,578)
                                                                                                 -------------
                                                                             Total Credit
                                                                             Default Swaps       $(12,844,930)
                                                                                                 =============


                    22 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 30, 2009 / Unaudited

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

                                      TOTAL MAXIMUM POTENTIAL
                                        PAYMENTS FOR SELLING                     REFERENCE
TYPE OF REFERENCE ASSET ON               CREDIT PROTECTION         AMOUNT      ASSET RATING
WHICH THE FUND SOLD PROTECTION             (UNDISCOUNTED)       RECOVERABLE*      RANGE**
------------------------------        -----------------------   ------------   ------------
Investment Grade Sovereign Debt             $ 75,235,000            $--        BBB+ to BBB-
Non-Investment Grade Sovereign Debt           46,920,000             --         BB to CCC+
                                            ------------            ---
Total                                       $122,155,000            $--
                                            ============            ===

* The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

** The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor's rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

INTEREST RATE SWAP CONTRACTS AS OF JUNE 30, 2009 ARE AS FOLLOWS:

                                         NOTIONAL
                                          AMOUNT         PAID BY      RECEIVED BY   TERMINATION
INTEREST RATE/SWAP COUNTERPARTY           (000'S)        THE FUND       THE FUND        DATE           VALUE
-------------------------------       --------------   ------------   -----------   -----------   --------------
AUD BBR BBSW:
                                                          Six-Month
Westpac Banking Corp.                    160,220 AUD   AUD BBR BBSW         5.580%      6/23/14   $    1,108,629

                                                          Six-Month
Westpac Banking Corp.                     80,005 AUD   AUD BBR BBSW         5.368       6/19/14          (19,712)

                                                          Six-Month
Westpac Banking Corp.                    180,200 AUD   AUD BBR BBSW         5.525       6/25/14          909,277
                                      ----------                                                  --------------
Total                                    420,425 AUD                                                   1,998,194
                                      ----------                                                  --------------
BZDI:
Banco Santander Central Hispano SA        27,880 BRR           BZDI        14.000        1/3/12        1,228,612
Banco Santander SA, Inc.                 116,100 BRR           BZDI        14.900        1/2/12        4,715,278
Goldman Sachs Group, Inc. (The)           38,900 BRR           BZDI        12.800        1/2/17          409,547
Goldman Sachs Group, Inc. (The)          120,000 BRR           BZDI        11.720        1/2/12        1,569,890
Goldman Sachs International                9,700 BRR           BZDI        14.100        1/2/17          312,014
J Aron & Co.                              46,300 BRR           BZDI        10.670        1/2/12         (433,753)
J Aron & Co.                              35,650 BRR           BZDI        14.160        1/2/17        1,238,626
J Aron & Co.                              53,700 BRR           BZDI        12.920        1/2/14        1,279,510
J Aron & Co.                              26,730 BRR           BZDI        12.870        1/2/14          612,860
J Aron & Co.                              99,100 BRR           BZDI        12.260        1/2/15          975,727
J Aron & Co.                              45,260 BRR           BZDI        12.290        1/2/15          435,808
J Aron & Co.                              27,880 BRR           BZDI        14.050        1/2/12        1,241,019


                    23 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 30, 2009 / Unaudited

J Aron & Co.                              32,400 BRR           BZDI        14.300        1/2/17        1,412,852
J Aron & Co.                              34,640 BRR           BZDI        13.670        1/2/17        1,120,466
J Aron & Co.                              44,980 BRR           BZDI        13.100        1/2/17          745,068
JPMorgan Chase Bank NA                    34,270 BRR           BZDI        13.910        1/2/12        1,516,065
JPMorgan Chase Bank NA                    56,300 BRR           BZDI        13.900        1/2/17        1,515,230
Morgan Stanley                            42,600 BRR           BZDI        12.810        1/2/17          615,966
Morgan Stanley                            45,950 BRR           BZDI        15.000        1/2/17        2,016,829
Morgan Stanley                            41,690 BRR           BZDI        14.880        1/2/17        1,727,981
Morgan Stanley                           113,800 BRR           BZDI        13.900        1/2/17        3,062,756
Morgan Stanley                            41,690 BRR           BZDI        14.860        1/2/17        1,821,254
Morgan Stanley                            58,900 BRR           BZDI        12.050        1/2/12          770,825
UBS AG                                   100,000 BRR           BZDI        10.670        1/2/12         (935,208)
                                      ----------                                                  --------------
Total                                  1,294,420 BRR                                                  28,975,222
                                      ----------                                                  --------------
CAD BA CDOR:
                                                          Six-Month
JPMorgan Chase Bank NA                    60,915 CAD    CAD BA CDOR         3.000       4/30/19       (2,283,746)

                                                          Six-Month
JPMorgan Chase Bank NA                    50,035 CAD    CAD BA CDOR         3.010        5/1/19       (1,843,222)
                                      ----------                                                  --------------
Total                                    110,950 CAD                                                  (4,126,968)
                                      ----------                                                  --------------
CZK PRIBOR PRBO:
                                                          Six-Month
                                                         CZK PRIBOR
Goldman Sachs Group, Inc. (The)          507,500 CZK           PRBO         3.760       10/6/18          398,523

                                                          Six-Month
                                                         CZK PRIBOR
Morgan Stanley                           501,200 CZK           PRBO         3.830       10/3/18          379,543
                                      ----------                                                  --------------
Total                                  1,008,700 CZK                                                     778,066
                                      ----------                                                  --------------
DKK  DKNA13 CIBOR
                                                                        Six-Month
                                                                       DKK DKNA13
Barclays Bank plc                        510,850 DKK          3.845%        CIBOR        4/3/19          585,965
                                      ----------                                                  --------------
HUF BUBOR REUTERS:

                                                          Six-Month
                                                          HUF BUBOR
Barclays Bank plc                      5,136,000 HUF        Reuters         7.820       9/19/13          (63,665)

                                                          Six-Month
                                                          HUF BUBOR
Barclays Bank plc                      3,093,000 HUF        Reuters         7.180       10/8/18         (893,507)

                                                          Six-Month
                                                          HUF BUBOR
Citibank NA                            3,045,000 HUF        Reuters         7.200       10/8/18         (846,350)

                                                          Six-Month
                                                          HUF BUBOR
Citibank NA                            3,037,000 HUF        Reuters         7.180       10/3/18         (886,103)

                                                          Six-Month
                                                          HUF BUBOR
JPMorgan Chase Bank NA                 3,093,000 HUF        Reuters         7.200       10/6/18         (859,691)

                                                          Six-Month
                                                          HUF BUBOR
JPMorgan Chase Bank NA                 2,411,000 HUF        Reuters         7.890       9/12/13           23,383

                                                          Six-Month
                                                          HUF BUBOR
JPMorgan Chase Bank NA                 5,319,000 HUF        Reuters         8.480        6/6/13         (157,766)


                    24 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 30, 2009 / Unaudited

                                                          Six-Month
                                                          HUF BUBOR
JPMorgan Chase Bank NA                 2,855,000 HUF        Reuters         7.880       8/12/13           28,323
                                      ----------                                                  --------------
Total                                 27,989,000 HUF                                                  (3,655,376)
                                      ----------                                                  --------------
ILS TELBOR01 REUTERS:
                                                        Three-Month
                                                       ILS TELBOR01
Credit Suisse International               23,060 ILS        Reuters         4.650      12/22/18         (328,302)

                                                        Three-Month
                                                       ILS TELBOR01
Credit Suisse International               24,310 ILS        Reuters         4.940      12/15/18         (237,547)

                                                        Three-Month
                                                       ILS TELBOR01
UBS AG                                    56,950 ILS        Reuters         5.880       8/28/10        1,044,040

                                                        Three-Month
                                                       ILS TELBOR01
UBS AG                                    57,850 ILS        Reuters         5.850        9/4/18        1,012,493

                                                        Three-Month
                                                       ILS TELBOR01
UBS AG                                    61,662 ILS        Reuters         4.780        1/7/19         (705,664)

                                                        Three-Month
                                                       ILS TELBOR01
UBS AG                                    62,000 ILS        Reuters         5.036      12/12/18         (439,258)
                                      ----------                                                  --------------
Total                                    285,832 ILS                                                     345,762
                                      ----------                                                  --------------
JPY BBA LIBOR:
                                                                        Six-Month
                                                                          JPY BBA
Citibank NA                            2,989,500 JPY          1.236         LIBOR       3/10/19          286,366

                                                                        Six-Month
                                                                          JPY BBA
JPMorgan Chase Bank NA                 2,989,400 JPY          1.210         LIBOR        3/5/19          355,929

                                                                        Six-Month
                                                                          JPY BBA
JPMorgan Chase Bank NA                 2,989,500 JPY          1.268         LIBOR        3/6/19          187,777
                                      ----------                                                  --------------
Total                                  8,968,400 JPY                                                     830,072
                                      ----------                                                  --------------
MXN TIIE BANXICO:

                                                           MXN TIIE
Banco Santander SA, Inc.                 323,900 MXN        BANXICO         8.540       9/27/13        1,219,349

                                                           MXN TIIE
Banco Santander SA, Inc.                 338,400 MXN        BANXICO         8.060        2/6/14        1,024,946

                                                           MXN TIIE
Citibank NA                              645,100 MXN        BANXICO         8.920      11/24/11        2,527,100

                                                           MXN TIIE
Credit Suisse International              128,200 MXN        BANXICO         8.560       9/27/13          556,688

                                                           MXN TIIE
Credit Suisse International              133,400 MXN        BANXICO         8.300      12/17/26        (338,010)

                                                           MXN TIIE
Goldman Sachs Group, Inc. (The)          195,700 MXN        BANXICO         8.540       9/27/13          736,729

                                                           MXN TIIE
Goldman Sachs Group, Inc. (The)          710,000 MXN        BANXICO         6.250        6/7/11        (204,405)

                                                           MXN TIIE
Goldman Sachs Group, Inc. (The)          886,100 MXN        BANXICO         6.000        6/6/11        (286,128)


                    25 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 30, 2009 / Unaudited

                                                           MXN TIIE
Goldman Sachs Group, Inc. (The)          149,800 MXN        BANXICO         8.458       5/18/29        (267,977)

                                                           MXN TIIE
Goldman Sachs Group, Inc. (The)          201,520 MXN        BANXICO         8.729       8/27/26           40,202

                                                           MXN TIIE
Goldman Sachs Group, Inc. (The)          623,700 MXN        BANXICO         9.350      11/18/11        3,559,920

                                                           MXN TIIE
Goldman Sachs Group, Inc. (The)        1,996,000 MXN        BANXICO        10.000      11/11/11        3,919,471

                                                           MXN TIIE
Goldman Sachs Group, Inc. (The)          802,600 MXN        BANXICO         9.270      11/21/11        3,572,867

                                                           MXN TIIE
Goldman Sachs Group, Inc. (The)          784,100 MXN        BANXICO         9.080      11/22/11        3,225,062

                                                           MXN TIIE
JPMorgan Chase Bank NA                 1,983,000 MXN        BANXICO        10.000      11/11/11        3,893,943

                                                           MXN TIIE
JPMorgan Chase Bank NA                   630,300 MXN        BANXICO         8.920      11/24/11        2,469,123
                                      ----------                                                  --------------
Total                                 10,531,820 MXN                                                  25,648,880
                                      ----------                                                  --------------
NZD BBR FRA:

                                                                      Three-Month
Westpac Banking Corp.                    100,560 NZD          5.218   NZD BBR FRA       6/19/14           70,980

                                                                      Three-Month
Westpac Banking Corp.                    219,685 NZD          5.345   NZD BBR FRA       6/25/14         (568,470)

                                                                      Three-Month
Westpac Banking Corp.                    200,270 NZD          5.400   NZD BBR FRA       6/23/14         (849,721)
                                      ----------                                                  --------------
Total                                    520,515 NZD                                                  (1,347,211)
                                      ----------                                                  --------------
PLZ WIBOR WIBO:

                                                          Six-Month
                                                          PLZ WIBOR
Goldman Sachs Group, Inc. (The)           77,340 PLZ           WIBO         5.330       10/6/18           64,320

                                                          Six-Month
                                                          PLZ WIBOR
Goldman Sachs Group, Inc. (The)           77,000 PLZ           WIBO         5.320       10/3/18           47,124
                                      ----------                                                  --------------
Total                                    154,340 PLZ                                                     111,444
                                      ----------                                                  --------------
USD BBA LIBOR
                                                        Three-Month
                                                            USD BBA
Goldman Sachs Group, Inc. (The)           96,000              LIBOR         3.743        6/2/19          778,902

ZAR JIBAR SAFEX:

                                                        Three-Month
                                                          ZAR JIBAR
Barclays Bank plc                        271,460 ZAR          SAFEX         8.100       4/13/14         (726,484)

                                                        Three-Month
                                                          ZAR JIBAR
JPMorgan Chase Bank NA                   278,460 ZAR          SAFEX         8.080        4/2/14         (754,756)
                                      ----------                                                  --------------
Total                                    549,920 ZAR                                                  (1,481,240)
                                      ----------                                                  --------------
                                                                      Total Interest Rate Swaps   $   49,441,712
                                                                                                  ==============


                    26 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 30, 2009 / Unaudited

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currencies:

AUD Australian Dollar
BRR Brazilian Real
CAD Canadian Dollar
CZK Czech Koruna
DKK Danish Krone
HUF Hungarian Forint
ILS Israeli Shekel
JPY Japanese Yen
MXN Mexican Nuevo Peso
NZD New Zealand Dollar
PLZ Polish Zloty
ZAR South African Rand

Abbreviations/Definitions are as follows:

BA CDOR     Canada Bankers Acceptances Deposit Offering Rate
BANIXCO     Banco de Mexico
BBA LIBOR   British Bankers' Association London-Interbank Offered Rate
BBR         Bank Bill Rate
BBSW        Bank Bill Swap Reference Rate
BUBOR       Budapest Interbank Offered Rate
BZDI        Brazil Interbank Deposit Rate
CIBOR       Copenhagen Interbank Offered Rate
DKNA13      Reuters 12-Month CIBOR
FRA         Forward Rate Agreement
JIBAR       South Africa Johannesburg Interbank Agreed Rate
PRIBOR PRBO Prague Interbank Offering Rate
SAFEX       South African Futures Exchange
TIIE        Interbank Equilibrium Interest Rate
TELBOR01    Tel Aviv Interbank Offered Rate 1 Month
WIBOR WIBO  Poland Warsaw Interbank Offer Bid Rate


                    27 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 30, 2009 / Unaudited

TOTAL RETURN SWAP CONTRACTS AS OF JUNE 30, 2009 ARE AS FOLLOWS:

                                        NOTIONAL
                                         AMOUNT                                                        TERMINATION
REFERENCE ENTITY/SWAP COUNTERPARTY       (000'S)         PAID BY THE FUND       RECEIVED BY THE FUND       DATE          VALUE
----------------------------------   --------------  ------------------------  ----------------------  -----------  --------------
CUSTOM BASKET OF SECURITIES:
Citibank NA, New York                 5,652,380 JPY  One-Month JPY BBA LIBOR   If positive, the Total   4/14/10     $   3,038,280
                                                     plus 40 basis points and  Return of a custom
                                                     if negative, the          basket of securities
                                                     absolute value of the
                                                     Total Return of a custom
                                                     basket of securities
Citibank NA, New York                    36,350 GBP  One-Month GBP BBA LIBOR   If positive, the Total   5/7/10         (1,145,440)
                                                     plus 35 basis points and  Return of a custom
                                                     if negative, the          basket of securities
                                                     absolute value of the
                                                     Total Return of a custom
                                                     basket of securities
Morgan Stanley                           25,670 EUR  One-Month EUR BBA LIBOR   If positive, the Total   3/5/10         (3,176,303)
                                                     plus 25 basis points and  Return of a custom
                                                     if negative, the          basket of securities
                                                     absolute value of the
                                                     Total Return of a custom
                                                     basket of securities
Morgan Stanley International             27,569 EUR  One-Month EUR BBA LIBOR   If positive, the Total   10/7/09        (2,501,970)
                                                     plus 30 basis points and  Return of a custom
                                                     if negative, the          basket of securities
                                                     absolute value of the
                                                     Total Return of a custom
                                                     basket of securities
                                                                                                                    -------------
                                                                               Reference Entity Total                  (3,785,433)
                                                                                                                    -------------
KOREA STOCK PRICE INDEX 200
Citibank NA                          12,103,830 KRW  If positive, the Total    If negative, the         9/10/09            35,087
                                                     Return of the KOSPI 200   absolute value of the
                                                     Index                     Total Return of the
                                                                               KOSPI 200 Index
MSCI DAILY TR GROSS BELGIUM USD
INDEX
Morgan Stanley                            9,326      If positive, the Total    One-MonthBBA LIBOR       5/10/11           336,906
                                                     Return of MSCI Daily      minus 95 basis points
                                                     Gross Belgium USD Index   and if negative, the
                                                                               absolute value of the
                                                                               Total Return of the
                                                                               MSCI Daily Gross
Morgan Stanley                            9,326                                Belgium USD Index
                                                                                                                    -------------
                                                                               Total of Total Return Swaps          $  (3,413,440)
                                                                                                                    =============


                    28 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 30, 2009 / Unaudited

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currencies:

EUR Euro
GBP British Pounds Sterling
JPY Japanese Yen
KRW South Korean Won

Abbreviations/Definitions are as follows:

BBA LIBOR British Bankers' Association London-Interbank Offered Rate
KOSPI     Korean Stock Price Index
MSCI      Morgan Stanley Capital International
TR        Total Return


CURRENCY SWAPS AS OF JUNE 30, 2009 ARE AS FOLLOWS:

                                      NOTIONAL
                                       AMOUNT                                                     TERMINATION
REFERENCE ENTITY/SWAP COUNTERPARTY     (000'S)       PAID BY THE FUND      RECEIVED BY THE FUND       DATE        VALUE
----------------------------------    --------   -----------------------   --------------------   -----------   ----------
MXN TIIE BANXICO:
Deutsche Bank AG                       $16,760   Six-Month USD BBA LIBOR        5.46% times UDI       5/13/15   $1,840,326
Deutsche Bank AG                        11,050   Six-Month USD BBA LIBOR        5.25% times UDI       6/23/15      863,604
Goldman Sachs Group, Inc. (The)         11,580   Six-Month USD BBA LIBOR        5.08% times UDI       1/20/15    1,570,364
                                                                                                                ----------
                                                                           Reference Entity Total                4,274,294
                                                                                                                ----------
USD BBA LIBOR
Goldman Sachs Group, Inc. (The)         11,580   Six-Month USD BBA LIBOR        5.10% times UDI       1/14/15    1,517,049
                                                                                                                ----------
                                                                           Total Currency Swaps                 $5,791,343
                                                                                                                ==========

Abbreviations are as follows:

BANXICO   Banco de Mexico
BBA LIBOR British Bankers' Association London-Interbank Offered Rate
TIIE      Interbank Equilibrium Interest Rate
UDI       Unidad de Inversion (Unit of Investment)



                    29 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 30, 2009 / Unaudited

SWAP SUMMARY AS OF JUNE 30, 2009 IS AS FOLLOWS:

The following table aggregates, as of period, the amount receivable from/(payable to) each counterparty with whom the Fund has entered into a swap agreement. Swaps are individually disclosed in the preceding tables.

                                                               NOTIONAL
                                           SWAP TYPE FROM       AMOUNT
SWAP COUNTERPARTY                         FUND PERSPECTIVE      (000'S)           VALUE
-----------------                       -------------------   ----------       -----------
Banco Santander Central Hispano SA      Interest Rate             27,880 BRR   $ 1,228,612
                                                                               -----------
Banco Santander SA, Inc.:
                                        Interest Rate            116,100 BRR     4,715,278
                                        Interest Rate            662,300 MXN     2,244,295
                                                                               -----------
                                                                                 6,959,573
                                                                               -----------
Barclays Bank plc:
                                        Credit Default Sell
                                        Protection                 5,060         1,220,487
                                        Interest Rate            510,850 DKK       585,965
                                        Interest Rate          8,229,000 HUF      (957,172)
                                        Interest Rate            271,460 ZAR      (726,484)
                                                                               -----------
                                                                                   122,796
                                                                               -----------
Citibank NA:
                                        Interest Rate          6,082,000 HUF    (1,732,453)
                                        Interest Rate          2,989,500 JPY       286,366
                                        Interest Rate            645,100 MXN     2,527,100
                                        Total Return          12,103,830 KRW        35,087
                                                                               -----------
                                                                                 1,116,100
                                                                               -----------
Citibank NA, New York:
                                        Credit Default Buy
                                        Protection                22,980         1,958,453
                                        Credit Default Sell
                                        Protection                32,545        (1,870,771)
                                        Total Return              36,350 GBP    (1,145,440)
                                        Total Return           5,652,380 JPY     3,038,280
                                                                               -----------
                                                                                 1,980,522
                                                                               -----------
Credit Suisse International:
                                        Credit Default Sell
                                        Protection                27,350        (6,611,577)
                                        Interest Rate             47,370 ILS      (565,849)
                                        Interest Rate            261,600 MXN       218,678
                                                                               -----------
                                                                                (6,958,748)
                                                                               -----------


                    30 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 30, 2009 / Unaudited

Deutsche Bank AG                        Currency                  27,810         2,703,930
                                                                               -----------
Goldman Sachs Bank USA                  Credit Default Buy
                                        Protection                41,405        (3,491,947)
                                                                               -----------
Goldman Sachs Group, Inc. (The):
                                        Currency                  23,160         3,087,413
                                        Interest Rate            158,900 BRR     1,979,437
                                        Interest Rate            507,500 CZK       398,523
                                        Interest Rate          6,349,520 MXN    14,295,741
                                        Interest Rate            154,340 PLZ       111,444
                                        Interest Rate             96,000           778,902
                                                                               -----------
                                                                                20,651,460
                                                                               -----------
Goldman Sachs International             Interest Rate              9,700 BRR       312,014
                                                                               -----------
J Aron & Co.                            Interest Rate            446,640 BRR     8,628,183
                                                                               -----------
JPMorgan Chase Bank NA:
                                        Interest Rate             90,570 BRR     3,031,295
                                        Interest Rate            110,950 CAD    (4,126,968)
                                        Interest Rate         13,678,000 HUF      (965,751)
                                        Interest Rate          5,978,900 JPY       543,706
                                        Interest Rate          2,613,300 MXN     6,363,066
                                        Interest Rate            278,460 ZAR      (754,756)
                                                                               -----------
                                                                                 4,090,592
                                                                               -----------
JPMorgan Chase Bank NA, NY Branch       Credit Default Sell
                                        Protection                 9,800          (773,503)
                                                                               -----------
Merrill Lynch International             Credit Default Buy
                                        Protection                12,180         4,423,520
                                                                               -----------
Morgan Stanley:
                                        Interest Rate            344,630 BRR    10,015,611
                                        Interest Rate            501,200 CZK       379,543
                                        Total Return              25,670 EUR    (3,176,303)
                                        Total Return               9,326           336,906
                                                                               -----------
                                                                                 7,555,757
                                                                               -----------


                    31 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 30, 2009 / Unaudited

Morgan Stanley Capital Services, Inc.   Credit Default Sell
                                        Protection                47,400        (8,131,214)
                                                                               -----------
Morgan Stanley International            Total Return              27,569 EUR    (2,501,970)
                                                                               -----------
UBS AG:
                                        Credit Default Buy
                                        Protection                 4,440           431,622
                                        Interest Rate            100,000 BRR      (935,208)
                                        Interest Rate            238,462 ILS       911,611
                                                                               -----------
                                                                                   408,025
                                                                               -----------
Westpac Banking Corp.:
                                        Interest Rate            420,425 AUD     1,998,194
                                        Interest Rate            520,515 NZD    (1,347,211)
                                                                               -----------
                                                                                   650,983
                                                                               -----------
                                                                 Total Swaps   $38,974,685
                                                                               ===========

Notional amount is reported in U.S.Dollars (USD), except for those denoted in the following currencies:

AUD   Australian Dollar
BRR   Brazilian Real
CAD   Canadian Dollar
CZK   Czech Koruna
DKK   Danish Krone
EUR   Euro
GBP   British Pounds Sterling
HUF   Hungarian Forint
ILS   Israeli Shekel
JPY   Japanese Yen
KRW   South Korean Won
MXN   Mexican Nuevo Peso
NZD   New Zealand Dollar
PLZ   Polish Zloty
ZAR   South African Rand


                    32 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 30, 2009 / Unaudited

NOTES TO STATEMENT OF INVESTMENTS

SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

Effective for fiscal periods beginning after November 15, 2007, FASB Statement of Financial Accounting Standards No. 157, FAIR VALUE MEASUREMENTS, establishes a hierarchy for measuring fair value of assets and liabilities. As required by the standard, each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as "Level 1," inputs other than unadjusted quoted prices for an asset that are observable are classified as "Level 2" and unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily either by portfolio pricing services approved by the Board of Trustees or dealers. These securities are typically classified within Level 1 or 2; however, they may be designated as Level 3 if the dealer or portfolio pricing service values a security through an internal model with significant unobservable inputs.

Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which traded, prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.

Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities are valued at the mean between the "bid" and "asked" prices.

"Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. These securities are typically designated as Level 2.

In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued


                    33 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 30, 2009 / Unaudited

but after the close of the securities' respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

Fair valued securities may be classified as "Level 3" if the Manager's own assumptions about the inputs that market participants would use in valuing such securities are significant to the fair value.

There have been no significant changes to the fair valuation methodologies during the period.

STRUCTURED SECURITIES. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note's market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Statement of Operations in the annual and semiannual reports. The Fund records a realized gain or loss when a structured security is sold or matures.

SECURITIES ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS. The Fund may purchase securities on a "when-issued" basis, and may purchase or sell securities on a "delayed delivery" basis. "When-issued" or "delayed delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund's net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so


                    34 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 30, 2009 / Unaudited

may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund maintains internally designated assets with a market value equal to or greater than the amount of its purchase commitments. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of June 30, 2009, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

                       WHEN-ISSUED OR DELAYED DELIVERY
                              BASIS TRANSACTIONS
                       -------------------------------
Purchased securities              $5,056,344

CREDIT RISK. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of June 30, 2009, securities with an aggregate market value of $3,430,745, representing 0.03% of the Fund's net assets, were in default.

FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations in the annual and semiannual reports.


                    35 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 30, 2009 / Unaudited

INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund's investment in IMMF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

INVESTMENT IN OFI LIQUID ASSETS FUND, LLC. The Fund is permitted to invest cash collateral received in connection with its securities lending activities. Pursuant to the Fund's Securities Lending Procedures, the Fund may invest cash collateral in, among other investments, an affiliated money market fund. OFI Liquid Assets Fund, LLC ("LAF") is a limited liability company whose investment objective is to seek current income and stability of principal. The Manager is also the investment adviser of LAF. LAF is not registered under the Investment Company Act of 1940. However, LAF does comply with the investment restrictions applicable to registered money market funds set forth in Rule 2a-7 adopted under the Investment Company Act. When applicable, the Fund's investment in LAF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of LAF's expenses, including its management fee of 0.08%.

RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Fund's investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

MARKET RISK FACTORS. In pursuit of its investment objectives, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risk factors:


                    36 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 30, 2009 / Unaudited

     INTEREST RATE RISK. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

     CREDIT RISK. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

     FOREIGN EXCHANGE RATE RISK. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

     EQUITY RISK. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

RISKS OF INVESTING IN DERIVATIVES. The Fund's use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund's performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.


                    37 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 30, 2009 / Unaudited

     COUNTERPARTY CREDIT RISK. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund's derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. As of June 30, 2009, the maximum amount of loss that the Fund would incur if the counterparties to its derivative transactions failed to perform would be $162,837,779, which represents the gross unrealized appreciation on these derivative contracts. To reduce this risk the Fund has entered into master netting arrangements, established within the Fund's International Swap and Derivatives Association, Inc. ("ISDA") master agreements, which allow the Fund to net unrealized appreciation and depreciation for positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty. The amount of loss that the Fund would incur taking into account these master netting arrangements would be $94,078,327 as of June 30, 2009.

     CREDIT RELATED CONTINGENT FEATURES. The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund's net assets and or a percentage decrease in the Fund's Net Asset Value or NAV. The contingent features are established within the Fund's ISDA master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

     As of June 30, 2009, the total value of derivative positions with credit related contingent features in a net liability position was $17,750,969. If a contingent feature would have been triggered as of June 30, 2009, the Fund could have been required to pay this amount in cash to its counterparties. The Fund did not hold or post collateral for its derivative transactions.

FOREIGN CURRENCY EXCHANGE CONTRACTS

The Fund may enter into foreign currency exchange contracts ("forward contracts") for the purchase or sale of a foreign currency at a negotiated rate at a future date.

Forward contracts are reported on a schedule following the Statement of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation


                    38 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 30, 2009 / Unaudited

(depreciation) is reported in the Statement of Assets and Liabilities in the annual and semiannual reports as a receivable or payable and in the Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations in the annual and semiannual reports.

The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward foreign currency exchange contracts with the obligation to buy specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the portfolio.

The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the portfolio.

Additional associated risks to the Fund include both market and credit risk. Market risk is the risk that the value of the forward contract will depreciate due to unfavorable changes in the exchange rates. Credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund's loss will consist of the net amount of contractual payments that the Fund has not yet received.

FUTURES CONTRACTS

A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.

Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as


                    39 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 30, 2009 / Unaudited

reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund's assets are valued.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

The Fund has purchased futures contracts on various equity indexes to increase exposure to equity risk.

The Fund has sold futures contracts on various equity indexes to decrease exposure to equity risk.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund's securities.

OPTION ACTIVITY

The Fund may buy and sell put and call options, or write put and covered call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or


                    40 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 30, 2009 / Unaudited

depreciation is reported in the Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports.

Securities designated to cover outstanding call or put options are noted in the Statement of Investments where applicable. Options written are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities in the annual and semiannual reports.

The Fund has written put options on currencies to increase exposure to foreign exchange rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on currencies to decrease exposure to foreign exchange rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has purchased call options on currencies to increase exposure to foreign exchange rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written covered call options on individual equity securities and, or, equity indexes to decrease exposure to equity risk. A written covered call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has purchased put options on currencies to decrease exposure to foreign exchange rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

Additional associated risks to the Fund include counterparty credit risk for over-the-counter options and liquidity risk.

Written option activity for the period ended June 30, 2009 was as follows:


                    41 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 30, 2009 / Unaudited

                                     CALL OPTIONS                      PUT OPTIONS
                            ------------------------------   ------------------------------
                               NUMBER OF        AMOUNT OF       NUMBER OF        AMOUNT OF
                               CONTRACTS        PREMIUMS        CONTRACTS        PREMIUMS
                            ---------------   ------------   ---------------   ------------
Options outstanding as of
   September 30, 2008         4,446,330,000   $  1,203,228     4,446,330,000   $  1,203,228
Options written              37,806,676,000     17,775,100    37,855,796,000     18,183,052
Options closed or expired   (15,181,880,000)   (10,411,976)  (27,021,846,000)    (8,108,928)
Options exercised           (27,021,846,000)    (8,064,810)  (15,181,880,000)   (10,470,874)
                            ---------------   ------------   ---------------   ------------
Options outstanding as of
   June 30, 2009                 49,280,000   $    501,542        98,400,000   $    806,478
                            ===============   ============   ===============   ============

SWAP CONTRACTS

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, or the occurrence of a credit event, over a specified period. Such contracts may include interest rate, equity, debt, index, total return, credit and currency swaps.

Swaps are marked to market daily using primarily quotations from pricing services, counterparties and brokers. Swap contracts are reported on a schedule following the Statement of Investments. The value of the contracts is separately disclosed on the Statement of Assets and Liabilities in the annual and semiannual reports. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps require little or no initial cash investment, they can expose the Fund to substantial risk in the isolated market risk factor.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk. Counterparty credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund's loss will consist of the net amount of contractual payments that the Fund has not yet


                    42 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 30, 2009 / Unaudited

received. If there is an illiquid market for the agreement, the Fund may be unable to close the contract prior to contract termination.

     CREDIT DEFAULT SWAP CONTRACTS. A credit default swap is a bilateral contract that enables an investor to buy or sell protection on a debt security against a defined-issuer credit event, such as the issuer's failure to make timely payments of interest or principal on the debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a single security or a basket of securities (the "reference asset").

     The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of debt securities underlying the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

     The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

     If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the reference asset less the market value of the reference asset. Upon exercise of the contract the difference between the value of the underlying reference asset and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations in the annual and semiannual reports.

     The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual securities and, or, indexes.

     The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual securities and, or, indexes that are either unavailable or considered to be less attractive in the bond market.


                    43 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 30, 2009 / Unaudited

     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

     INTEREST RATE SWAP CONTRACTS. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate while the other is typically a fixed interest rate.

     The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.

     The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.

     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

     TOTAL RETURN SWAP CONTRACTS. A total return swap is an agreement between counterparties to exchange periodic payments based on asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate or index) and the other on the total return of a reference asset (such as a security or a basket of securities). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

     Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and, or, include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

     The Fund has entered into total return swaps on various equity indexes to increase exposure to equity risk. These equity risk related total return swaps require the Fund to pay a floating reference interest rate, or an amount equal to the negative price movement of an index multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same index multiplied by the notional amount of the contract.

     The Fund has entered into total return swaps on various equity indexes to decrease exposure to equity risk. These equity risk related total return


                    44 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 30, 2009 / Unaudited

     swaps require the Fund to pay an amount equal to the positive price movement of an index multiplied by the notional amount of the contract. The Fund will receive payments of a floating reference interest rate or an amount equal to the negative price movement of the same index multiplied by the notional amount of the contract.

     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

     CURRENCY SWAPS. A currency swap is an agreement between counterparties to exchange different currencies equivalent to the notional value at contract inception and reverse the exchange of the same notional values of those currencies at contract termination. The contract may also include periodic exchanges of cash flows based on a specified index or interest rate.

     The Fund has entered into currency swap contracts with the obligation to pay an interest rate on the dollar notional amount and receive an interest rate on various foreign currency notional amounts in order to take a positive investment perspective on the related currencies for which the Fund receives a payment. These currency swap contracts seek to increase exposure to foreign exchange rate risk.

     The Fund has entered into currency swap contracts with the obligation to pay an interest rate various foreign currency notional amounts and receive an interest rate on on the dollar notional amount in order to take a negative investment perspective on the related currencies for which the Fund receives a payment. These currency swap contracts seek to decrease exposure to foreign exchange rate risk.

     Risks of currency swaps include credit, market and liquidity risk. Additional risks of currency swaps include, but are not limited to, exchange rate risk. Due to the exchange of currency at contract termination, changes in currency exchange rates may result in the Fund paying an amount greater than the amount received. There is also a risk, based on movements of interest rates or indexes that periodic payments made by the Fund will be greater than the payments received.

     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

ILLIQUID OR RESTRICTED SECURITIES

As of June 30, 2009, investments in securities included issues that are illiquid or restricted. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. The Fund will not invest more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid and


                    45 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 30, 2009 / Unaudited

restricted securities. Certain restricted securities, eligible for resale to qualified institutional purchasers, may not be subject to that limitation. Securities that are illiquid or restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

UNFUNDED PURCHASE COMMITMENTS

Pursuant to the terms of certain indenture agreements, the Fund has unfunded purchase commitments of $43,534,570 at June 30, 2009. The Fund generally will maintain with its custodian, liquid investments having an aggregate value at least equal to the amount of unfunded purchase loan commitments. The following commitments are subject to funding based on the borrower's discretion. The Fund is obligated to fund these commitments at the time of the request by the borrower. These commitments have been excluded from the Statement of Investments.

As of June 30, 2009, the Fund had unfunded purchase commitments as follows:

                                                        COMMITMENT
                                                       TERMINATION    UNFUNDED
                                                           DATE        AMOUNT
                                                       -----------   -----------
Deutsche Bank AG, Optic Reforma I Credit Linked Nts.     10/23/13    $17,363,554

                                                            COMMITMENT
                                                             INTEREST     TERMINATION     UNFUNDED     UNREALIZED
                                                               RATE          DATE          AMOUNT     DEPRECIATION
                                                            -----------   -----------   -----------   ------------
Deutsche Bank AG; An unfunded commitment that Oppenheimer
receives 0.125% quarterly; and will pay out, upon
request, up to 26,171,016 USD to a Peruvian Trust through
Deutsche Bank's Global Note Program. Upon funding
requests, the unfunded portion decreases and new
structured securities will be created and held by the
fund to maintain a consistent exposure level.                   0.50%        9/20/10    $26,171,016    $2,062,512

FEDERAL TAX. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of June 30, 2009 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities          $ 9,804,758,862
Federal tax cost of other investments     1,427,850,585
                                        ---------------
Total federal tax cost                  $11,232,609,447
                                        ===============


                    46 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 30, 2009 / Unaudited

Gross unrealized appreciation            $ 528,817,024
Gross unrealized depreciation             (623,912,611)
                                         -------------
Net unrealized depreciation              $ (95,095,587)
                                         =============


                    47 | Oppenheimer International Bond Fund

ITEM 2. CONTROLS AND PROCEDURES.

     (a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 06/30/2009, the registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934
          (a) is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and
          (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

     (b) There have been no significant changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 3. EXHIBITS.

Exhibits attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer International Bond Fund


By: /s/ John V. Murphy
    --------------------------------
    John V. Murphy
    Principal Executive Officer

Date: 08/11/2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ John V. Murphy
    --------------------------------
    John V. Murphy
    Principal Executive Officer

Date: 08/11/2009


By: /s/ Brian W. Wixted
    --------------------------------
    Brian W. Wixted
    Principal Financial Officer

Date: 08/11/2009